UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

Patrick F. Quan
The Income Fund of America
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Income Fund of America®

[photo of fall leaves]
Special feature

Diversity four ways

▶ See page 6

Annual report for the year ended July 31, 2012

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–1.03%	0.30%	6.22%

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated October 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 3.12%. The fund’s distribution rate for Class A shares as of that date was 3.69%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

For the 12 months ended July 31, 2012, The Income Fund of America (IFA) gained 8.4%. The fund’s return slightly trailed the 9.1% gain turned in by the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. IFA’s return outpaced the 7.3% gain posted by the unmanaged Barclays U.S. Aggregate Index, a gauge of the U.S. bond market, and doubled that of its income-fund peers as measured by the Lipper Income Funds Index, which rose 4.2%.

IFA seeks to deliver solid investment results over full market cycles, and its long-term results compare favorably with the broader stock and bond markets as well as its peer group. As you can see in the table below, it has bested the S&P 500 in all the longer time periods shown and meaningfully surpassed returns for the Barclays and Lipper benchmarks for the available 10-year and lifetime periods ended July 31, 2012.

Uncertainty abounds

The uncertainty that has hung over the global economy translated into considerable market volatility during the fund’s fiscal year. The outset of the period was punctuated by a market decline brought on by global economic slowing, the sovereign debt crisis in Europe and Standard & Poor’s downgrade of the U.S. credit rating. Markets reversed course in early fall and plotted a fairly steady rise into late spring when fear over Europe’s fiscal crisis resurfaced and sparked another sell-off.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

	Average annual total returns for periods ended July 31, 2012

	1 year	5 years	10 years	Lifetime1
The Income Fund of America (Class A shares)	8.4%	2.5%	7.7%	11.3%
Standard & Poor’s 500 Composite Index2	9.1	1.1	6.3	10.5
Lipper Income Funds Index	4.2	3.4	5.9	—	3
Barclays U.S. Aggregate Index2	7.3	6.9	5.6	8.1	4
Consumer Price Index (inflation)5	1.4	1.9	2.4	4.2

1 Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
2 The indexes are unmanaged and, therefore, have no expenses.
3 The inception date for the index was December 31, 1988.
4 From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

[photo of fall leaves]
[Begin Sidebar]
In this report

Special feature

6	Diversity four ways

How a risk-sensitive approach to income creates significant diversity within IFA’s portfolio.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	About your fund

13	The portfolio at a glance

14	Summary investment portfolio

19	Financial statements

35	Board of trustees and other officers
[End Sidebar]

In keeping with its risk-sensitive orientation, The Income Fund of America held up better than the broader stock market during the period’s two biggest downturns while trailing during the climb.

Market trends influence results

The areas of the market turning in the best results were the higher yielding sectors that typically fare well during uncertain periods. Thanks to IFA’s income orientation and research-intensive approach to building the portfolio, the fund was heavily invested in select companies from a number of these areas. These included health care, consumer staples and telecommunication services.

Conversely, the uncertainty that arose at various points weighed on several areas that generally do better when economic conditions are improving. These included energy, materials and information technology, and IFA’s holdings within those sectors held back returns. However, thanks to solid stock selection, the fund was actually helped by excellent results for its investments among financials, another economically sensitive sector that otherwise struggled.

Solid stock selection at the top

Solid results for some of the fund’s 10 largest holdings were key drivers of results. Among those notching the best returns were Merck (29.4%), specialty real estate investment trust (REIT) HCP (28.5%), Verizon (27.9%) and Bristol-Myers Squibb (24.2%). And underscoring the potential for research to identify companies with the capacity to do well even in environments that might not be especially favorable to them, Home Depot (49.4%) and General Electric (15.9%) both outpaced the broader equity market.

Not all top-10 investments fared as well. The return for Waste Management (9.2%) was in line with the S&P 500 while a challenging energy environment caused Chevron (5.4%) to lag equities and took a toll on Royal Dutch Shell (–5.3%); DuPont (–3.4%) finished in negative territory.

Challenges abroad, with exceptions

To broaden IFA’s pool of potential opportunities, up to 25% of assets can be invested in stocks of companies domiciled outside the United States. As of period-end, IFA was well short of this threshold with 18.5% invested beyond our shores.

Markets abroad, particularly in Europe, were extremely challenging during the 12 months. For IFA, the uncertainty was manifested most acutely in a handful of the fund’s European telecommunications investments whose stock prices were hurt by concerns over the sustainability of their dividends. And though, on balance, non-U.S. investments detracted from results, once again our research led us to a number of companies whose results cut against the grain. These included Australian telecom giant Telstra (28.0%), British American Tobacco (15.1%) and Coca Cola Amatil (17.9%), the brand’s leading bottler in Australia.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks, bonds and the average income fund and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2012

[begin chart]
	5 Years		10 Years		Since 12/31/75
Fund	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev
Income Fund of America	2.50	13.44	7.65	10.78	11.20	9.62
Barclays Capital US Aggregate Bond	6.91	3.54	5.65	3.62	8.28	5.57
S&P 500	1.13	18.98	6.33	15.54	11.04	15.32
Lipper Income Funds Index	3.40	9.51	5.85	7.43
[end chart]

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Fixed income helps objectives

Fixed-income securities made up 26.8% of IFA’s portfolio and were drawn from across the credit-quality spectrum. High-yield bonds, which constituted one of the largest shares of the fund’s fixed-income investments and played a key role in delivering income, posted solid results for the 12 months. Also additive for IFA were U.S. Treasury bonds, which turned in the best results within the fixed-income universe as investors sought security amid the period’s uncertainty.

Shifts in the portfolio

IFA allows investment professionals considerable flexibility in their risk-sensitive pursuit of the fund’s income objective. And their adapting to market conditions can cause shifts in the fund’s portfolio. For example, in recent years declining interest rates have caused an erosion in bond yields which has, in many cases, reduced their attractiveness relative to dividend-paying stocks. IFA’s portfolio has gradually come to reflect this shift, with fixed-income securities representing the smallest share of the portfolio in several years.

In addition to benefiting from flexibility, the fund’s portfolio counselors and analysts rely on fundamental research to uncover opportunities within sectors and industries that may be out of favor and, as a result, feature attractive valuations. During the 12 months, two such areas of the market — energy and materials — fit that description and we took the opportunity to add to select holdings in both of those sectors.

Balancing optimism and caution

The challenges that continue to face the global economy are highly complex and won’t be resolved quickly or easily. Yet we are encouraged by some of the steps being taken to deal with the fiscal challenges facing various regions.

We will continue to pursue our income-focused approach while paying careful attention to market risk and keeping a close eye on valuations.

We thank you for your continuing commitment to long-term investing.

Cordially,

/s/ Hilda L. Applbaum

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay

David C. Barclay
President

September 7, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks
Year ended July 31

[begin line chart]
Year-end	The Income Fund of America	Lipper Income Funds Average	S&P 500

1/31/1975	7.30	7.34	4.71
7/31/1975	7.24	6.98	4.18
1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.30	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	9.57	4.91
1/31/1982	8.75	10.55	5.53
7/31/1982	9.81	11.02	6.37
1/31/1983	7.95	9.22	4.74
7/31/1983	7.95	8.42	4.28
1/31/1984	7.86	8.50	4.36
7/31/1984	8.60	9.37	4.87
1/31/1985	7.69	8.57	4.22
7/31/1985	7.45	8.22	4.07
1/31/1986	7.30	7.71	3.75
7/31/1986	7.27	7.34	3.45
1/31/1987	6.85	6.70	3.03
7/31/1987	7.02	6.66	2.69
1/31/1988	7.62	7.10	3.31
7/31/1988	6.96	7.40	3.27
1/31/1989	6.69	7.40	3.34
7/31/1989	6.67	7.31	3.04
1/31/1990	6.99	7.65	3.37
7/31/1990	6.51	7.60	3.31
1/31/1991	7.45	8.53	3.52
7/31/1991	7.00	7.52	3.11
1/31/1992	6.39	6.69	2.96
7/31/1992	6.08	6.16	2.89
1/31/1993	5.96	5.66	2.83
7/31/1993	5.76	5.23	2.79
1/31/1994	5.54	4.99	2.64
7/31/1994	6.03	5.14	2.80
1/31/1995	6.14	5.53	2.81
7/31/1995	5.55	4.78	2.41
1/31/1996	5.07	4.55	2.18
7/31/1996	5.19	4.62	2.28
1/31/1997	5.09	4.26	1.89
7/31/1997	4.74	4.08	1.61
1/31/1998	4.27	4.21	1.59
7/31/1998	4.32	4.12	1.43
1/31/1999	4.79	3.94	1.29
7/31/1999	4.86	4.14	1.24
1/31/2000	5.40	4.57	1.19
7/31/2000	5.49	4.69	1.15
1/31/2001	4.78	4.71	1.20
7/31/2001	4.80	4.58	1.30
1/31/2002	5.01	4.18	1.40
7/31/2002	5.49	3.94	1.75
1/31/2003	5.45	3.67	1.88
7/31/2003	4.69	3.32	1.66
1/31/2004	4.05	2.79	1.54
7/31/2004	3.98	2.77	1.69
1/31/2005	3.57	2.46	1.64
7/31/2005	3.44	2.41	1.70
1/31/2006	3.75	2.70	1.75
7/31/2006	3.84	2.77	1.83
1/31/2007	4.24	3.00	1.75
7/31/2007	4.43	3.09	1.81
1/31/2008	4.68	3.58	2.03
7/31/2008	5.23	3.88	2.29
1/31/2009	6.72	4.52	3.39
7/31/2009	5.64	3.82	2.53
1/31/2010	4.56	3.18	2.07
7/31/2010	4.26	2.91	2.00
1/31/2011	4.45	2.79	1.78
7/31/2011	4.40	2.78	1.90
1/31/2012	4.09	2.63	2.03
7/31/2012	3.96	2.51	2.07
[end line chart]

All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown
There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2012)*

	1 year	5 years	10 years
Class A shares	2.19%	1.29%	7.02%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Expense ratios and turnover rates*
Year ended July 31, 2012

	The Income Fund of America	Industry average†
Expense ratio	0.59%	1.07%
Portfolio turnover rate	41%	44%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.

†Source for industry average: Lipper Income Funds. Industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 6/30/12.

[begin mountain chart]
Year End July 31	IFA1,7,8 remaining amounts if dividends taken in cash	IFA1,4,8 with dividends reinvested	Barclays U.S. Aggregate Index5,6 with interest compounded	Standard & Poor’s 500 Composite Index5 with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,352	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,203	87,239
1992	28,370	113,237	58,771	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,416	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
2008	53,502	469,245	155,944	399,251
2009	44,011	409,572	168,179	319,605
2010	48,525	471,376	183,163	363,849
2011	53,196	540,592	191,288	435,335
2012	55,359	586,256	205,164	474,975
[end mountain chart]

Year ended July 31	1974	3	1975	1976	1977	1978	1979	1980	1981
Value of dividends
Dividends in cash8	$343		734	859	781	843	937	952	1,046
Dividends reinvested8	$346		785	997	970	1,117	1,333	1,463	1,743

Value of investment
Dividends in cash8	$8,767		10,141	12,155	12,701	12,584	12,693	12,490	12,818
Dividends reinvested8	$9,088		11,391	14,750	16,392	17,403	18,921	20,161	22,484

IFA total return	(9.1)%		25.3	29.5	11.1	6.2	8.7	6.6	11.5

Year ended July 31	1982		1983	1984	1985	1986	1987	1988	1989
Value of dividends
Dividends in cash8	1,202		1,280	1,344	1,438	1,550	1,636	1,542	1,710
Dividends reinvested8	2,187		2,548	2,895	3,365	3,909	4,431	4,479	5,337

Value of investment
Dividends in cash8	12,256		16,112	15,738	19,443	21,668	23,568	22,341	25,644
Dividends reinvested8	23,663		33,683	35,721	47,674	57,146	66,671	67,812	83,698

IFA total return	5.2		42.3	6.0	33.5	19.9	16.7	1.7	23.4

Year ended July 31	1990		1991	1992	1993	1994	1995	1996	1997
Value of dividends
Dividends in cash8	1,577		1,764	1,715	1,713	1,727	1,752	1,766	1,968
Dividends reinvested8	5,269		6,311	6,579	6,995	7,471	8,046	8,581	10,074

Value of investment
Dividends in cash8	24,351		25,390	28,370	29,917	28,788	31,571	34,007	41,731
Dividends reinvested8	84,639		95,046	113,237	126,680	129,171	150,378	170,618	220,576

IFA total return	1.1		12.3	19.1	11.9	2.0	16.4	13.5	29.3

Year ended July 31	1998		1999	2000	2001	2002	2003	2004	2005
Value of dividends
Dividends in cash8	1,959		2,210	2,320	2,226	2,272	2,071	1,944	1,850
Dividends reinvested8	10,530		12,446	13,740	13,913	14,927	14,311	14,072	13,921

Value of investment
Dividends in cash8	44,436		45,588	42,276	46,460	41,359	44,136	49,057	54,032
Dividends reinvested8	245,542		264,664	259,165	299,416	280,397	314,550	364,136	415,525

IFA total return	11.3		7.8	(2.1)	15.5	(6.4)	12.2	15.8	14.1

Year ended July 31	2006		2007	2008	2009	2010	2011	2012
Value of dividends
Dividends in cash8	2,180		2,728	2,784	2,483	2,069	2,343	2,191
Dividends reinvested8	17,020		22,200	23,692	22,231	19,569	23,154	22,620

Value of investment
Dividends in cash8	56,985		61,946	53,502	44,011	48,525	53,196	55,359
Dividends reinvested8	456,119		518,361	469,245	409,572	471,376	540,592	586,256

IFA total return	9.8		13.6	(9.5)	(12.7)	15.1	14.7	8.4

Average annual total return for fund’s lifetime: 11.1%1

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
4Includes reinvested dividends of $355,580 and reinvested capital gain distributions of $131,223.
5The indexes are unmanaged and, therefore, have no expenses.
6From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
7Includes capital gain distributions of $24,067, but does not reflect income dividends of $65,808 taken in cash.

8From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Diversity four ways

[photo of different colored leaves]

The men and women who manage The Income Fund of America take a risk-sensitive approach to pursuing the fund’s income objective. Central to that mission is a portfolio diversified in multiple ways.

The global economy and markets worldwide are awash in complexity and feature considerable uncertainty. How long will Europe remain in the grip of its financial crisis? Can interest rates go lower? Is the Chinese economy slowing? Will the U.S. economy continue to strengthen and gain stability? Predicting how any one of these scenarios will play out is difficult; getting all of them right borders on the impossible.

Yet for investors confronting this uncertainty, one time-tested investment principle deserves particular attention — diversification. In the next few pages, we’ll take a look at why a broad-based, multi-layered portfolio can help investors navigate market and economic uncertainty. We’ll also examine how The Income Fund of America (IFA) provides investors with four layers of diversification — 1) among asset classes; 2) within asset classes; 3) geographically; and 4) through diversity of opinion and perspective.

More important than ever

“As investment managers, we work hard to develop insights that will serve fund investors. But we are far from omniscient. Political, economic and market events unfold in ways we don’t always anticipate,” explains Hilda Applbaum, vice chairman of The Income Fund of America and one of its portfolio counselors. “So from an investment standpoint, we never want to have all our eggs in one basket even if we think it’s a well-crafted basket. We don’t want a portfolio that can only fare well under specific conditions. Being diversified among asset classes, countries, industries, companies and currencies helps us pursue the fund’s objectives amid a variety of conditions.”

Asset class diversification: Mitigating risk, increasing flexibility

For IFA, diversification is not necessarily a goal unto itself but rather a natural by-product of the risk-sensitive pursuit of the fund’s primary objective — providing investors with current income.

“Providing a high level of current income is our foremost goal. But in our search for that income, we always pay close attention to risk. One important way we do that is by incorporating a variety of asset classes into the portfolio,” explains fund president and fixed-income portfolio counselor David Barclay. “By investing in stocks, bonds, convertible securities and cash, we hope to lower risk and provide solid returns over full market cycles.”

[photo of leaves hanging on branches]

[Begin Sidebar]
Income from far and wide

With the goal of delivering current income, The Income Fund of America invests in a highly diverse mix of securities and seeks opportunity worldwide. How the portfolio is allocated among investment types shifts over time as economic conditions, interest rates, the political climate and dividend trends cause investment professionals to adjust their views on the potential risks and rewards of the various asset classes. For example, in recent years, declining interest rates have caused yields on certain types of bonds to dip below the dividend yields of many stocks. This has led some portfolio counselors to trim bond holdings and increase their investments in stocks, a trend visible in the table to the right.

	U.S. Equity	Non-U.S. Equity	Fixed-Income	Cash
2003	46.4%	17.0%	31.9%	4.7%
2004	49.8	18.7	23.9	7.6
2005	52.4	17.2	22.8	7.6
2006	53.0	17.5	22.7	6.8
2007	49.2	18.0	24.3	8.5
2008	45.1	18.1	27.7	9.1
2009	40.8	18.9	35.9	4.4
2010	43.5	18.9	33.1	4.5
2011	44.3	20.5	30.5	4.7
2012	48.7	18.5	26.8	6.0
[End Sidebar]

[photo of a tree - mountains in the background]

The risk-reducing properties David speaks of have to do with the tendency of individual asset classes to respond differently to certain political, economic or market conditions. For example, when stocks are faltering due to global uncertainty, high-quality bonds like U.S. Treasuries have tended to do well. A diverse mix of asset classes that move in opposing directions can help temper volatility while also offering some of the upside of the individual asset classes.

The fund’s diversified approach to pursuing its objectives also affords investment professionals flexibility, which is pivotal to risk-sensitive income investing. The current environment offers a case in point.

“Right now, interest rates are very low and, as a result, so are yields for many types of bonds. This has reduced their appeal as income-producing investments,” explains portfolio counselor Dina Perry. “Yet because IFA pursues its income mandate through investments in multiple asset classes, portfolio counselors can increase their focus on investment opportunities they believe offer superior risk/reward profiles. In recent years, one such area has been dividend-paying stocks. Of course, these investments have always been mainstays of the fund’s portfolio, but their relative appeal has increased as interest rates declined.”

Not surprisingly, the low-interest rate environment has led IFA’s portfolio to gradually reflect the reality described by Dina, with stocks comprising a rising percentage of fund assets. Yet it’s important to note that the shifting asset class allocation of the fund’s portfolio is not the result of top-down decision making. Rather it reflects the individual actions of all the portfolio counselors making decisions on a company-by-company or issuer-by-issuer basis.

Diversification within asset classes

Just as results often diverge between asset classes, different types of investments within the same asset class can also behave differently. Consider stocks: In a thriving economy, stock prices of companies in sectors that tend to benefit from economic expansion — such as energy, materials and industrials — often post the best results. Conversely, during economic downturns, sectors regarded as defensive — such as utilities, telecommunications, health care and consumer staples — often hold up better than the broader market.

Similarly, high-yield bonds, which are among the riskier fixed-income investments, tend to post their best results when economic conditions are good and when the ability of the issuers to service their debt is thought to be improving. At the other end of the spectrum are U.S. Treasuries, which are generally regarded as the safest of the safe investments. While they furnish less income than high-yield bonds, they’ve historically held up well during rocky economic stretches when many investors seek stability.

Broad diversification within a given asset class can limit the impact that a downturn in one area of the stock or bond market can have on fund results. IFA’s equity portfolio features meaningful investments in all 10 sectors that make up the S&P 500 — from more economically sensitive tech companies to historically less volatile utilities. And the fund’s fixed-income portfolio houses investments from across the credit-quality spectrum.

“Were risk not a concern, the fund’s stock and bond portfolio might look markedly different. For example, the fund’s stock holdings might be concentrated in a handful of companies with the highest dividend yields while high-yield bonds would make up an even bigger share of IFA’s bond investments,” explains Hong Kong-based portfolio counselor Steve Watson. “But here again, we remain mindful of risk and alert to the fact that diversification plays an important part in tempering it.”

[photo of bushes with fall colored leaves]

[Begin Sidebar]
A deeper look at IFA’s portfolio

Stocks of companies in certain sectors have offered higher yields than the broader market and thus been mainstays of IFA’s portfolio. Yet as you can see, the fund’s stock holdings are drawn from all 10 of the economic sectors that make up equity markets — a manifestation of the fund’s company-by-company approach to portfolio construction.

	Percent of	Number of
Sector*	equity portfolio	companies
Financials	14.04%	50
Industrials	13.88	28
Health care	12.23	10
Consumer staples	11.29	21
Energy	10.90	19
Telecommunication services	8.94	13
Consumer discretionary	8.76	20
Utilities	7.94	14
Materials	6.78	12
Information technology	5.24	15

IFA’s bond investments likewise cut a broad swath across the fixed-income universe. Holdings range from riskier high-yield corporate debt which plays a crucial role in helping the fund meet its income objectives, to U.S. Treasury securities which provide important ballast during rocky periods.

Percent of
Bond type*	fixed-income investments
U.S. corporate bonds	56.03%
Non-U.S. corporate bonds†	15.66
Mortgage- & asset-backed securities	15.59
U.S. Treasuries/agencies	11.06
Agency notes & bonds	1.01
Non-U.S. governments/agencies†	0.48
Municipal securities	0.17

*As of July 31, 2012.
† Must be denominated in U.S. dollars.
[End Sidebar]

The benefits of going global

IFA can invest up to 25% of its assets in companies domiciled outside the United States. This significantly expands the number of companies and issuers from which investment professionals can choose as they pursue the fund’s objectives.

But in addition to deepening the pool of potential investments, casting a wide net for income also confers a risk-management benefit to the fund. “Despite the fact that the global economy is more interconnected than ever and many markets move more synchronously than they once did, results for different countries and regions can still vary significantly,” explains David.

Consider the recent fiscal year. On the equity side, the fund’s investments in U.S. companies posted double-digit gains while, as a group, its holdings in non-U.S. firms finished in the red.

“A company’s country of domicile means less than it once did as many firms operate more globally and are diversified with respect to operations and revenues,” explains Hilda. “But the ever-changing global economic environment ensures that, at a given time, conditions in some countries will be favorable while in other countries they’ll be challenging. Though we invest in companies and issuers, and not countries, even investments we judge to be solid can get caught in regional downdrafts. In addition to expanding our set of investment opportunities, having a geographically diverse mix of companies and issuers can blunt the impact of a downturn in a particular country or region.”

[photo of fall colored leaves on a branch]

Diverse thinking

IFA features still another layer of diversification which, though harder to spot than others, has nonetheless been instrumental to the fund’s long-term success. And that is the diversity of investment perspectives captured within its portfolio. The ability to house a variety of individual viewpoints and outlooks within a single fund comes courtesy of the unique investment approach employed by all the American Funds.

Known as the Multiple Portfolio Counselor System,® it divides the fund into portions, each of which is independently managed by one of the fund’s nine portfolio counselors according to his or her investing perspective. Another portion is managed by the fund’s investment analysts. Though all are committed to a research-driven approach to investing, no two share the exact same background or philosophy. And just as some asset classes fare better amid certain market conditions, so too are certain investing styles better suited to particular investment environments.

“The Multiple Portfolio Counselor System makes for a highly diversified portfolio that, over the long-term, has helped investors navigate a variety of market environments in pursuit of their objectives,” says Hilda.

An appealing option in a challenging environment

For investors, the current global economic environment can be unsettling. Yet the reality is that for those with long-term financial needs, owning stocks and bonds has been an effective approach to pursuing them. Thanks in part to its highly diversified portfolio, The Income Fund of America has a long-term track record of delivering solid results while remaining considerably less volatile than the broader market. In the words of Steve Watson: “With so much uncertainty spread so far, investing in a portfolio that distributes risk around and offers lower volatility seems like an appealing proposition.” ■

[photo of rocks in a body of water]

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock declines	The Income Fund of America (IFA) vs. the
	S&P 500 during market declines*

Dates of decline	S&P 500	IFA cumulative	IFA advantage
	cumulative total return	total return	(percentage points)
September 21, 1976, through
March 6, 1978	–13.5%	1.9%	15.4%

November 28, 1980, through
August 12, 1982	–20.2	19.0	39.2

August 25 through December 4, 1987	–32.8	–13.6	19.2

July 16 through October 11, 1990	–19.2	–10.2	9.0

July 17 through August 31, 1998	–19.1	–9.5	9.6

March 24, 2000, through
October 9, 2002	–47.4	0.7	48.1

October 9, 2007, through
March 9, 2009	–55.2	–43.5	11.7

April 29 through October 3, 2011	–18.6	–11.6	7.0

*Periods show S&P 500 price declines of 15% or greater (without dividends reinvested) based on 100% recovery after each decline (except for 1976–1978 and 2007–2009 declines, which recovered 78% and 77%, respectively). With respect to the most recent decline, the market has not returned to its high, reached in April 2011, and the decline may not be over. Nonetheless, we have elected to include the period to give investors a sense of how IFA’s results compared with those of the broader stock market during this tumultuous time. S&P 500 total returns, which include reinvestment of all distributions, may be higher. The index is unmanaged.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends …

[begin bar chart]
Dividends produced
IFA	1,880,495
S&P 500	482,553
[end bar chart]

… have helped to keep principal
intact, letting compounding do
its work.

[begin bar chart]
	IFA	S&P 500
Amount withdrawn	538,548	538,548
Ending value	2,645,319	1,227,902
Initial investment	100,000	100,000
[end bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2012. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and increased by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $538,548.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 38 years, income from the fund has been substantially higher.

Year ended July 31

[begin bar chart]
	The Income Fund of America	S&P 500	CDs

7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,877	$1,948	$1,940
7/31/1988	$4,930	$2,084	$2,417
7/31/1989	$5,874	$2,555	$3,240
7/31/1990	$6,340	$2,969	$3,382
7/31/1991	$7,140	$3,140	$3,171
7/31/1992	$7,299	$3,302	$2,226
7/31/1993	$7,837	$3,469	$1,548
7/31/1994	$8,341	$3,658	$1,680
7/31/1995	$8,080	$3,963	$2,920
7/31/1996	$9,462	$4,388	$3,049
7/31/1997	$11,108	$4,713	$3,189
7/31/1998	$11,612	$4,955	$3,414
7/31/1999	$13,724	$5,236	$3,313
7/31/2000	$15,151	$5,333	$4,011
7/31/2001	$15,341	$5,130	$4,233
7/31/2002	$16,460	$5,265	$1,806
7/31/2003	$15,781	$5,526	$1,164
7/31/2004	$17,021	$6,344	$837
7/31/2005	$15,588	$7,290	$1,844
7/31/2006	$19,236	$8,261	$3,532
7/31/2007	$24,953	$9,483	$4,586
7/31/2008	$26,672	$10,663	$3,842
7/31/2009	$21,965	$9,403	$2,098
7/31/2010	$21,582	$8,491	$258
7/31/2011	$25,536	$9,668	$284
7/31/2012	$24,947	$11,439	$309
[end bar chart]
All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	July 31, 2012
U.S. common stocks	47.3%
Common stocks of issuers outside the U.S.	18.5
U.S. Treasury & agency bonds & notes	3.2
Convertible securities, preferred stocks & warrants	1.5
Other fixed-income securities	23.5
Short-term securities & other assets less liabilities	6.0
[end pie chart]

Percent
of net
Five largest sectors in common stock holdings	assets

Industrials	8.9%
Health care	8.0
Financials	7.5
Consumer staples	7.0
Energy	6.8

Percent
of net
Ten largest common stock holdings	assets
Merck	2.6%
Bristol-Myers Squibb	2.5
Verizon	2.3
General Electric	2.3
Home Depot	2.0
Royal Dutch Shell	1.6
Chevron	1.4
HCP	1.3
Waste Management	1.3
DuPont	1.3

Percent
of net
Country diversification	assets
United States	71.1%
Euro zone*	5.8
United Kingdom	5.7
Canada	2.6
Australia	2.1
Switzerland	1.5
Other countries	5.2
Short-term securities & other assets less liabilities	6.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

[begin pie chart]
Investment mix by security type	July 31, 2011
U.S. common stocks	42.6%
Common stocks of issuers outside the U.S.	20.5
U.S. Treasury & agency bonds & notes	3.6
Convertible securities, preferred stocks & warrants	1.7
Other fixed-income securities	26.9
Short-term securities & other assets less liabilities	4.7
[end pie chart]

Percent
of net
Five largest sectors in common stock holdings	assets

Industrials	8.3%
Financials	7.0
Consumer staples	6.9
Energy	6.7
Health care	6.4

Percent
of net
Ten largest common stock holdings	assets
Verizon	2.4%
Bristol-Myers Squibb	2.1
Royal Dutch Shell	1.9
Merck	1.9
Home Depot	1.7
Chevron	1.6
Philip Morris International	1.3
Waste Management	1.3
DuPont	1.3
General Electric	1.3

Percent
of net
Country diversification	assets
United States	70.0%
Euro zone†	7.5
United Kingdom	6.6
Canada	2.7
Australia	2.0
Switzerland	.9
Other countries	5.6
Short-term securities & other assets less liabilities	4.7

†Countries using the euro as a common currency; those represented in the fund's portfolio were Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Summary investment portfolio
July 31, 2012

			Percent
		Value	of net
Common stocks - 65.76%	Shares	(000)	assets

Industrials - 8.85%
General Electric Co.	79,234,500	$1,644,116	2.26
Waste Management, Inc. (1)	27,471,706	945,027	1.30
Lockheed Martin Corp.	10,307,400	920,142	1.26
Iron Mountain Inc. (1) (2)	11,117,270	358,087	.49
Eaton Corp.	8,046,200	352,745	.48
Other securities		2,230,040	3.06
		6,450,157	8.85

Health care - 8.05%
Merck & Co., Inc.	42,318,040	1,869,188	2.57
Bristol-Myers Squibb Co.	51,825,000	1,844,970	2.53
Pfizer Inc	36,855,000	885,994	1.22
Eli Lilly and Co.	8,100,000	356,643	.49
Johnson & Johnson	4,545,000	314,605	.43
Other securities		592,603	.81
		5,864,003	8.05

Financials - 7.51%
HCP, Inc.	20,305,800	958,637	1.32
Weyerhaeuser Co. (2)	26,212,881	612,071	.84
CME Group Inc., Class A	7,350,000	383,008	.53
Other securities		3,515,952	4.82
		5,469,668	7.51

Consumer staples - 7.00%
PepsiCo, Inc.	8,505,000	618,569	.85
Altria Group, Inc.	15,930,000	573,002	.78
Unilever NV, depository receipts	9,295,000	323,140
Unilever NV (New York registered)	5,551,750	192,368	.71
Nestlé SA	8,145,000	500,980	.69
H.J. Heinz Co.	7,500,000	414,075	.57
Philip Morris International Inc.	4,472,000	408,920	.56
Kraft Foods Inc., Class A	8,950,821	355,437	.49
Procter & Gamble Co.	5,500,000	354,970	.48
Other securities		1,361,221	1.87
		5,102,682	7.00

Energy - 6.79%
Royal Dutch Shell PLC, Class B (ADR)	9,025,000	636,804
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	409,200
Royal Dutch Shell PLC, Class B	3,797,147	133,921	1.62
Chevron Corp.	9,025,800	989,047	1.36
Spectra Energy Corp	20,150,500	618,419	.85
Crescent Point Energy Corp.	14,500,000	576,328	.79
Kinder Morgan, Inc.	14,135,000	506,174	.69
ConocoPhillips	6,108,000	332,519	.46
Other securities		747,751	1.02
		4,950,163	6.79

Telecommunication services - 5.19%
Verizon Communications Inc.	36,987,500	1,669,616	2.29
Telstra Corp. Ltd.	149,270,000	627,471	.86
AT&T Inc.	15,424,621	584,902	.80
Other securities		902,154	1.24
		3,784,143	5.19

Utilities - 5.15%
National Grid PLC	80,801,656	839,287	1.15
GDF SUEZ	22,974,914	514,060	.71
Power Assets Holdings Ltd.	59,138,000	465,191	.64
Duke Energy Corp.	5,937,057	402,414	.55
FirstEnergy Corp.	7,577,983	380,567	.52
PG&E Corp.	6,800,000	313,888	.43
Other securities		836,465	1.15
		3,751,872	5.15

Consumer discretionary - 5.03%
Home Depot, Inc.	27,845,000	1,452,952	1.99
Time Warner Inc.	13,815,000	540,443	.74
McGraw-Hill Companies, Inc.	10,840,000	509,046	.70
Time Warner Cable Inc.	5,400,000	458,622	.63
Other securities		705,272	.97
		3,666,335	5.03

Materials - 4.20%
E.I. du Pont de Nemours and Co.	18,841,000	936,398	1.29
Dow Chemical Co.	19,804,900	569,985	.78
Nucor Corp.	13,580,000	532,336	.73
MeadWestvaco Corp. (1)	11,201,000	318,108	.44
Other securities		700,523	.96
		3,057,350	4.20

Information technology - 3.29%
Microsoft Corp.	14,065,000	414,496	.57
Maxim Integrated Products, Inc.	14,156,000	385,468	.53
Paychex, Inc.	9,403,182	307,390	.42
Other securities		1,288,851	1.77
		2,396,205	3.29

Miscellaneous - 4.70%
Other common stocks in initial period of acquisition		3,427,735	4.70

Total common stocks (cost: $41,924,970,000)		47,920,313	65.76

			Percent
		Value	of net
Preferred stocks - 0.48%	Shares	(000)	assets

Financials - 0.32%
Fannie Mae, Series S, 8.25% noncumulative (2)	1,511,450	2,906	.00
Other securities		232,307	.32
		235,213	.32

Miscellaneous - 0.16%
Other preferred stocks in initial period of acquisition		117,012	.16

Total preferred stocks (cost: $364,687,000)		352,225	.48

			Percent
		Value	of net
Warrants - 0.00%	Shares	(000)	assets

Energy - 0.00%
Other securities		69	.00

Total warrants (cost: $2,171,000)		69	.00

Convertible securities - 1.00%

Other - 1.00%
Other securities		727,431	1.00

Total convertible securities (cost: $863,673,000)		727,431	1.00

	Principal		Percent
	amount	Value	of net
Bonds & notes - 26.77%	(000)	(000)	assets

Financials - 4.42%
HCP, Inc. 3.75% 2016	$20,000	21,158	.03
Other securities		3,203,575	4.39
		3,224,733	4.42

Mortgage-backed obligations (3) - 4.08%
Fannie Mae 2.715%-11.355% 2018-2047 (4)	1,829,667	1,983,016	2.72
Freddie Mac 1.883%-10.763% 2019-2041 (4) (5)	354,390	385,128	.53
Other securities		602,225	.83
		2,970,369	4.08

Bonds & notes of U.S. government & government agencies - 3.22%
U.S. Treasury 0.625%-8.75% 2012-2042 (6)	1,845,717	2,158,201	2.96
Fannie Mae 0.75%-6.625% 2013-2030	65,425	81,639	.11
Freddie Mac 0.375%-2.375% 2014-2022	61,215	62,850	.09
Other securities		41,130	.06
		2,343,820	3.22

Consumer discretionary - 3.20%
Home Depot, Inc. 5.95% 2041	25,000	35,171	.05
Other securities		2,298,364	3.15
		2,333,535	3.20

Industrials - 2.01%
General Electric Capital Corp. 2.25%-7.125% 2015-2021 (4)	226,250	243,537	.33
Other securities		1,220,218	1.68
		1,463,755	2.01

Telecommunication services - 1.99%
Verizon Communications Inc. 3.00%-8.75% 2014-2041	94,015	112,093	.15
Other securities		1,341,529	1.84
		1,453,622	1.99

Energy - 1.68%
Shell International Finance BV 1.875%-6.375% 2013-2038	38,750	43,503	.06
Chevron Corp. 3.95%-4.95% 2014-2019	10,500	12,738	.02
Other securities		1,170,475	1.60
		1,226,716	1.68

Health care - 1.60%
Pfizer Inc 5.35% 2015	20,000	22,482	.03
Other securities		1,141,215	1.57
		1,163,697	1.60

Materials - 0.93%
E.I. du Pont de Nemours and Co. 0.888% 2014 (4)	10,000	10,076	.01
Other securities		668,562	.92
		678,638	.93

Utilities - 0.70%
National Grid PLC 6.30% 2016	4,000	4,638	.01
Other securities		506,612	.69
		511,250	.70

Other - 2.94%
Other securities		2,139,325	2.94

Total bonds & notes (cost: $18,479,930,000)		19,509,460	26.77

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.19%	(000)	(000)	assets

Freddie Mac 0.07%-0.205% due 8/1/2012-4/1/2013	$1,086,450	$1,086,036	1.49
U.S. Treasury Bills 0.106%-0.165% due 8/16/2012-4/4/2013	784,200	784,020	1.08
Fannie Mae 0.06%-0.19% due 8/1/2012-1/23/2013	530,800	530,638	.73
Federal Home Loan Bank 0.105%-0.21% due 8/24/2012-6/14/2013	425,000	424,785	.58
General Electric Co. 0.14% due 8/13/2012	60,000	59,997	.08
Other securities		1,624,060	2.23

Total short-term securities (cost: $4,509,442,000)		4,509,536	6.19

Total investment securities (cost: $66,144,873,000)		73,019,034	100.20
Other assets less liabilities		(147,679)	(.20)

Net assets		$72,871,355	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $4,980,324,000, which represented 6.83% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold  in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities (with an aggregate value of $17,765,000, an aggregate cost of $23,565,000, and which represented .02% of the net assets of the fund) were acquired from 7/17/2009 to 4/30/2010 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2012, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2012 (000)
Waste Management, Inc.	28,115,000	2,560,000	3,203,294	27,471,706	$39,702	$945,027
Iron Mountain Inc.(7)	4,408,300	8,708,970	2,000,000	11,117,270	5,246	358,087
Iron Mountain Inc. 8.375% 2021	$15,000,000	-	$15,000,000	-	779	-
MeadWestvaco Corp.	7,820,000	3,381,000	-	11,201,000	10,187	318,108
Hospitality Properties Trust	8,015,000	-	-	8,015,000	14,427	194,524
Hospitality Properties Trust 6.30% 2016	$13,577,000	$9,000,000	$2,750,000	$19,827,000	1,102	21,466
Hospitality Properties Trust 6.70% 2018	$16,175,000	-	$3,550,000	$12,625,000	964	14,096
Hospitality Properties Trust 6.75% 2013	$12,650,000	-	-	$12,650,000	858	12,677
Hospitality Properties Trust 5.625% 2017	$10,169,000	-	-	$10,169,000	633	10,887
Hospitality Properties Trust 5.125% 2015	$2,160,000	$1,000,000	-	$3,160,000	210	3,258
Masco Corp.	21,789,951	-	1,993,200	19,796,751	6,537	238,155
Fletcher Building Ltd.	28,000,000	6,239,000	-	34,239,000	8,462	169,421
R.R. Donnelley & Sons Co.	12,795,400	550,000	-	13,345,400	13,736	161,746
TalkTalk Telecom Group PLC(7)	45,000,000	12,242,000	-	57,242,000	7,578	155,801
Trustmark Corp.	3,257,000	-	-	3,257,000	2,996	78,754
Douglas Dynamics, Inc.	-	1,350,000	-	1,350,000	830	18,050
Arthur J. Gallagher & Co. (8)	6,000,000	-	1,000,000	5,000,000	7,360	-
City Holding Co. (8)	741,000	-	-	741,000	1,030	-
Digital Realty Trust, Inc. (8)	5,790,000	-	2,315,000	3,475,000	14,408	-
FirstMerit Corp. (8)	5,495,000	-	1,664,778	3,830,222	3,517	-
KLA-Tencor Corp. (8)	8,190,000	680,000	4,470,000	4,400,000	11,459	-
Microchip Technology Inc. (8)	14,128,000	-	12,628,000	1,500,000	-	-
Portugal Telecom, SGPS, SA (8)	46,135,276	-	38,607,276	7,528,000	9,128	-
					$161,149	$2,700,057

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $92,366,000, which represented .13% of the net assets of the fund.

(6) Index-linked bond whose principal amount moves with a government price index.
(7) This security was an unaffiliated issuer in its initial period of acquisition at 7/31/2011; it was not publicly disclosed.
(8) Unaffiliated issuer at 7/31/2012.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $63,327,144)	$70,318,977
Affiliated issuers (cost: $2,817,729)	2,700,057	$73,019,034
Cash denominated in currencies other than U.S. dollars
(cost: $3,303)		3,303
Cash		15,688
Receivables for:
Sales of investments	535,169
Sales of fund's shares	78,567
Dividends and interest	411,091	1,024,827
		74,062,852
Liabilities:
Payables for:
Purchases of investments	1,041,105
Repurchases of fund's shares	98,958
Investment advisory services	13,149
Services provided by related parties	34,040
Trustees' deferred compensation	3,940
Other	305	1,191,497
Net assets at July 31, 2012		$72,871,355

Net assets consist of:
Capital paid in on shares of beneficial interest		$72,033,746
Undistributed net investment income		408,336
Accumulated net realized loss		(6,444,208)
Net unrealized appreciation		6,873,481
Net assets at July 31, 2012		$72,871,355

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (4,132,485 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$56,152,900	3,180,277	$17.66
Class B	1,160,913	66,227	17.53
Class C	6,095,874	348,963	17.47
Class F-1	2,562,775	145,413	17.62
Class F-2	1,019,629	57,772	17.65
Class 529-A	1,102,588	62,549	17.63
Class 529-B	57,920	3,296	17.57
Class 529-C	370,076	21,069	17.56
Class 529-E	51,793	2,946	17.58
Class 529-F-1	36,327	2,061	17.63
Class R-1	122,134	6,954	17.56
Class R-2	567,396	32,437	17.49
Class R-3	1,203,867	68,409	17.60
Class R-4	880,074	49,915	17.63
Class R-5	461,810	26,155	17.66
Class R-6	1,025,279	58,042	17.66

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $64,440;
also includes $156,603 from affiliates)	$1,896,457
Interest (includes $4,546 from affiliates)	1,195,966	$3,092,423

Fees and expenses*:
Investment advisory services	164,171
Distribution services	224,825
Transfer agent services	63,527
Administrative services	10,117
Reports to shareholders	2,614
Registration statement and prospectus	764
Trustees' compensation	436
Auditing and legal	176
Custodian	2,036
Other	1,908	470,574
Net investment income		2,621,849

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $116; also includes $143,714 net loss from affiliates)	1,012,197
Currency transactions	(10,663)	1,001,534
Net unrealized appreciation (depreciation) on:
Investments	1,915,161
Currency translations	(1,823)	1,913,338
Net realized gain and unrealized appreciation
on investments and currency		2,914,872
Net increase in net assets resulting
from operations		$5,536,721

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended July 31
	2012	2011
Operations:
Net investment income	$2,621,849	$2,824,569
Net realized gain on investments and currency transactions	1,001,534	1,795,627
Net unrealized appreciation on investments and currency translations	1,913,338	4,485,428
Net increase in net assets resulting from operations	5,536,721	9,105,624

Dividends paid to shareholders from net investment income	(2,766,884)	(2,972,073)

Net capital share transactions	1,227,028	(789,509)

Total increase in net assets	3,996,865	5,344,042

Net assets:
Beginning of year	68,874,490	63,530,448
End of year (including undistributed
net investment income: $408,336 and $551,902, respectively)	$72,871,355	$68,874,490

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Income Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs –The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$6,450,084	$-	$73	$6,450,157
Health care	5,864,003	-	-	5,864,003
Financials	5,469,668	-	-	5,469,668
Consumer staples	5,102,682	-	-	5,102,682
Energy	4,949,960	-	203	4,950,163
Telecommunication services	3,784,143	-	-	3,784,143
Utilities	3,751,872	-	-	3,751,872
Consumer discretionary	3,666,315	-	20	3,666,335
Materials	3,057,350	-	-	3,057,350
Information technology	2,396,205	-	-	2,396,205
Miscellaneous	3,404,173	23,562	-	3,427,735
Preferred stocks	111,369	240,856		352,225
Warrants	-	-	69	69
Convertible securities	524,694	202,737	-	727,431
Bonds & notes:
Corporate bonds & notes	-	12,024,792	31,154	12,055,946
Mortgage-backed obligations	-	2,970,369	-	2,970,369
Bonds & notes of U.S. government & government agencies	-	2,343,820	-	2,343,820
Other	-	2,139,325	-	2,139,325
Short-term securities	-	4,509,536	-	4,509,536
Total	$48,532,518	$24,454,997	$31,519	$73,019,034

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Loan transactions – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of July 31, 2012, the fund’s maximum exposure of unfunded loan commitments was $18,685,000, which would represent 0.03% of the net assets of the fund should such commitments become due. Unrealized appreciation of $290,000 is included in net unrealized appreciation on investments in the statement of operations.

6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2012, the fund reclassified $1,551,000 from accumulated net realized loss to undistributed net investment income and $82,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of July 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$417,285
Capital loss carryforward expiring 2018*	(6,321,134)
Post-October capital loss deferral†	115,303
Gross unrealized appreciation on investment securities	10,049,776
Gross unrealized depreciation on investment securities	(3,194,923)
Net unrealized appreciation on investment securities	6,854,853
Cost of investment securities	66,164,181

*Reflects the utilization of capital loss carryforward of $1,121,275,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended July 31
Share class	2012	2011
Class A	$2,184,216	$2,330,998
Class B	46,211	80,729
Class C	200,257	230,046
Class F-1	89,867	85,584
Class F-2	36,868	30,163
Class 529-A	40,081	38,154
Class 529-B	2,067	3,103
Class 529-C	11,153	11,366
Class 529-E	1,773	1,682
Class 529-F-1	1,404	1,288
Class R-1	3,657	3,860
Class R-2	18,298	20,558
Class R-3	42,360	46,768
Class R-4	33,776	35,774
Class R-5	18,601	22,040
Class R-6	36,295	29,960
Total	$2,766,884	$2,972,073

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2012, the investment advisory services fee was $164,171,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period August 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended July 31, 2012, the total transfer agent services fee paid under these agreements was $63,527,000, of which $59,397,000 was paid by the fund to AFS and $4,130,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period August 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended July 31, 2012, total fees paid to CRMC for performing administrative services were $10,117,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above/on the previous page for the year ended July 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$126,851	$48,238	$3,170	Not applicable
Class B	13,897	1,289	Not applicable	Not applicable
Class C	59,302	5,303	2,773	Not applicable
Class F-1	5,478	1,953	1,067	Not applicable
Class F-2	Not applicable	882	422	Not applicable
Class 529-A	2,179	651	478	$989
Class 529-B	644	52	31	64
Class 529-C	3,388	251	164	339
Class 529-E	233	18	23	47
Class 529-F-1	-	22	16	33
Class R-1	1,099	106	57	Not applicable
Class R-2	4,061	1,932	278	Not applicable
Class R-3	5,602	1,800	579	Not applicable
Class R-4	2,091	815	432	Not applicable
Class R-5	Not applicable	211	215	Not applicable
Class R-6	Not applicable	4	412	Not applicable
Total class-specific expenses	$224,825	$63,527	$10,117	$1,472

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $436,000, shown on the accompanying financial statements, includes $399,000 in current fees (either paid in cash or deferred) and a net increase of $37,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2012
Class A	$6,409,309	380,692	$2,076,112	123,088	$(7,424,453)	(442,493)	$1,060,968	61,287
Class B	53,846	3,232	44,577	2,668	(732,865)	(44,184)	(634,442)	(38,284)
Class C	772,114	46,260	186,801	11,185	(1,246,159)	(75,003)	(287,244)	(17,558)
Class F-1	855,471	50,731	87,301	5,178	(502,848)	(29,980)	439,924	25,929
Class F-2	357,474	21,135	30,977	1,834	(155,227)	(9,207)	233,224	13,762
Class 529-A	205,725	12,229	40,070	2,377	(125,549)	(7,469)	120,246	7,137
Class 529-B	4,732	283	2,066	123	(27,015)	(1,622)	(20,217)	(1,216)
Class 529-C	69,306	4,131	11,149	663	(55,114)	(3,294)	25,341	1,500
Class 529-E	10,662	636	1,772	105	(6,783)	(404)	5,651	337
Class 529-F-1	9,503	564	1,404	84	(7,312)	(431)	3,595	217
Class R-1	31,835	1,893	3,647	217	(26,611)	(1,603)	8,871	507
Class R-2	152,861	9,155	18,275	1,093	(177,532)	(10,631)	(6,396)	(383)
Class R-3	291,667	17,334	42,296	2,514	(294,208)	(17,542)	39,755	2,306
Class R-4	260,468	15,470	33,752	2,002	(256,507)	(15,282)	37,713	2,190
Class R-5	120,163	7,104	18,581	1,102	(168,184)	(10,211)	(29,440)	(2,005)
Class R-6	248,413	14,532	36,215	2,144	(55,149)	(3,263)	229,479	13,413
Total net increase (decrease)	$9,853,549	585,381	$2,634,995	156,377	$(11,261,516)	(672,619)	$1,227,028	69,139

Year ended July 31, 2011
Class A	$6,109,385	365,399	$2,176,992	132,135	$(8,467,235)	(506,767)	$(180,858)	(9,233)
Class B	68,204	4,123	75,787	4,644	(1,027,318)	(61,791)	(883,327)	(53,024)
Class C	721,625	43,532	209,682	12,849	(1,216,808)	(73,505)	(285,501)	(17,124)
Class F-1	542,351	32,437	78,645	4,779	(583,617)	(35,130)	37,379	2,086
Class F-2	390,748	23,557	23,003	1,394	(178,431)	(10,685)	235,320	14,266
Class 529-A	184,842	11,076	38,140	2,316	(110,881)	(6,657)	112,101	6,735
Class 529-B	4,176	252	3,102	190	(31,146)	(1,874)	(23,868)	(1,432)
Class 529-C	62,459	3,749	11,361	692	(51,065)	(3,081)	22,755	1,360
Class 529-E	8,543	513	1,682	102	(5,027)	(303)	5,198	312
Class 529-F-1	11,653	700	1,288	78	(5,993)	(361)	6,948	417
Class R-1	32,530	1,958	3,829	233	(27,745)	(1,658)	8,614	533
Class R-2	143,026	8,622	20,524	1,256	(179,860)	(10,818)	(16,310)	(940)
Class R-3	265,796	15,932	46,708	2,843	(352,638)	(21,095)	(40,134)	(2,320)
Class R-4	218,671	13,063	35,718	2,171	(258,147)	(15,392)	(3,758)	(158)
Class R-5	134,567	8,000	22,019	1,338	(168,389)	(10,041)	(11,803)	(703)
Class R-6	226,926	13,561	29,959	1,813	(29,150)	(1,735)	227,735	13,639
Total net increase (decrease)	$9,125,502	546,474	$2,778,439	168,833	$(12,693,450)	(760,893)	$(789,509)	(45,586)

* Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $25,358,990,000 and $24,989,177,000, respectively, during the year ended July 31, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 7/31/2012	$16.97	$.66	$.73	$1.39	$(.70)	$-	$(.70)	$17.66	8.45%	$56,153	.59%	.59%	3.92%
Year ended 7/31/2011	15.48	.71	1.53	2.24	(.75)	-	(.75)	16.97	14.68	52,940	.58	.58	4.24
Year ended 7/31/2010	14.04	.73	1.37	2.10	(.66)	-	(.66)	15.48	15.09	48,437	.61	.61	4.82
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	-	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Class B:
Year ended 7/31/2012	16.85	.53	.71	1.24	(.56)	-	(.56)	17.53	7.56	1,161	1.34	1.34	3.19
Year ended 7/31/2011	15.37	.58	1.52	2.10	(.62)	-	(.62)	16.85	13.82	1,760	1.34	1.34	3.48
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	-	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	-	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Class C:
Year ended 7/31/2012	16.80	.52	.71	1.23	(.56)	-	(.56)	17.47	7.55	6,096	1.38	1.38	3.13
Year ended 7/31/2011	15.33	.57	1.51	2.08	(.61)	-	(.61)	16.80	13.77	6,157	1.39	1.39	3.43
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	-	(.54)	15.33	14.17	5,882	1.43	1.43	4.00
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	-	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Class F-1:
Year ended 7/31/2012	16.94	.65	.72	1.37	(.69)	-	(.69)	17.62	8.35	2,563	.64	.64	3.87
Year ended 7/31/2011	15.46	.70	1.52	2.22	(.74)	-	(.74)	16.94	14.58	2,025	.64	.64	4.19
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	-	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	-	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Class F-2:
Year ended 7/31/2012	16.97	.69	.72	1.41	(.73)	-	(.73)	17.65	8.59	1,020	.40	.40	4.09
Year ended 7/31/2011	15.48	.74	1.53	2.27	(.78)	-	(.78)	16.97	14.90	747	.40	.40	4.42
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	-	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	-	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2012	16.95	.64	.72	1.36	(.68)	-	(.68)	17.63	8.30	1,102	.68	.68	3.82
Year ended 7/31/2011	15.46	.69	1.53	2.22	(.73)	-	(.73)	16.95	14.62	939	.67	.67	4.15
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	-	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Class 529-B:
Year ended 7/31/2012	16.89	.51	.71	1.22	(.54)	-	(.54)	17.57	7.41	58	1.47	1.47	3.06
Year ended 7/31/2011	15.41	.56	1.52	2.08	(.60)	-	(.60)	16.89	13.66	76	1.46	1.46	3.37
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	-	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Class 529-C:
Year ended 7/31/2012	16.89	.51	.71	1.22	(.55)	-	(.55)	17.56	7.43	370	1.47	1.47	3.04
Year ended 7/31/2011	15.41	.56	1.53	2.09	(.61)	-	(.61)	16.89	13.71	331	1.46	1.46	3.37
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	-	(.53)	15.41	14.04	281	1.48	1.48	3.97
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Class 529-E:
Year ended 7/31/2012	16.91	.60	.71	1.31	(.64)	-	(.64)	17.58	7.99	52	.93	.93	3.57
Year ended 7/31/2011	15.43	.65	1.52	2.17	(.69)	-	(.69)	16.91	14.27	44	.94	.94	3.88
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	-	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17

Class 529-F-1:
Year ended 7/31/2012	$16.95	$.68	$.72	$1.40	$(.72)	$-	$(.72)	$17.63	8.53%	$36	.46%	.46%	4.04%
Year ended 7/31/2011	15.46	.73	1.53	2.26	(.77)	-	(.77)	16.95	14.87	31	.45	.45	4.37
Year ended 7/31/2010	14.03	.76	1.35	2.11	(.68)	-	(.68)	15.46	15.19	22	.47	.47	4.99
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	-	(.72)	14.03	(12.56)	19	.50	.48	5.64
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Class R-1:
Year ended 7/31/2012	16.89	.52	.71	1.23	(.56)	-	(.56)	17.56	7.50	122	1.40	1.40	3.11
Year ended 7/31/2011	15.41	.57	1.52	2.09	(.61)	-	(.61)	16.89	13.76	109	1.41	1.41	3.42
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	-	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	-	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Class R-2:
Year ended 7/31/2012	16.82	.52	.71	1.23	(.56)	-	(.56)	17.49	7.52	567	1.40	1.40	3.11
Year ended 7/31/2011	15.35	.57	1.51	2.08	(.61)	-	(.61)	16.82	13.75	552	1.41	1.41	3.41
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	-	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	-	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Class R-3:
Year ended 7/31/2012	16.92	.60	.72	1.32	(.64)	-	(.64)	17.60	8.01	1,204	.96	.96	3.55
Year ended 7/31/2011	15.44	.64	1.53	2.17	(.69)	-	(.69)	16.92	14.23	1,118	.96	.96	3.86
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	-	(.60)	15.44	14.63	1,056	.99	.99	4.45
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Class R-4:
Year ended 7/31/2012	16.95	.65	.72	1.37	(.69)	-	(.69)	17.63	8.33	880	.65	.65	3.86
Year ended 7/31/2011	15.46	.70	1.53	2.23	(.74)	-	(.74)	16.95	14.62	809	.66	.66	4.17
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	-	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Class R-5:
Year ended 7/31/2012	16.97	.70	.73	1.43	(.74)	-	(.74)	17.66	8.70	462	.35	.35	4.17
Year ended 7/31/2011	15.48	.75	1.53	2.28	(.79)	-	(.79)	16.97	14.94	478	.36	.36	4.46
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	-	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	-	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Class R-6:
Year ended 7/31/2012	16.98	.71	.72	1.43	(.75)	-	(.75)	17.66	8.69	1,025	.30	.30	4.21
Year ended 7/31/2011	15.49	.76	1.52	2.28	(.79)	-	(.79)	16.98	14.99	758	.31	.31	4.51
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	-	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/2009(4)	12.55	.19	1.48	1.67	(.17)	-	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	41%	38%	35%	49%	38%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 7, 2012

Expense example
                                                                                                            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2012, through July 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 2/1/2012	Ending account value 7/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,053.81	$3.01	.59%
Class A -- assumed 5% return	1,000.00	1,021.93	2.97	.59
Class B -- actual return	1,000.00	1,049.40	6.83	1.34
Class B -- assumed 5% return	1,000.00	1,018.20	6.72	1.34
Class C -- actual return	1,000.00	1,049.65	7.08	1.39
Class C -- assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class F-1 -- actual return	1,000.00	1,053.13	3.27	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.68	3.22	.64
Class F-2 -- actual return	1,000.00	1,054.25	2.04	.40
Class F-2 -- assumed 5% return	1,000.00	1,022.87	2.01	.40
Class 529-A -- actual return	1,000.00	1,053.45	3.47	.68
Class 529-A -- assumed 5% return	1,000.00	1,021.48	3.42	.68
Class 529-B -- actual return	1,000.00	1,048.65	7.49	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.55	7.37	1.47
Class 529-C -- actual return	1,000.00	1,048.38	7.49	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.55	7.37	1.47
Class 529-E -- actual return	1,000.00	1,051.69	4.80	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.19	4.72	.94
Class 529-F-1 -- actual return	1,000.00	1,054.56	2.40	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.53	2.36	.47
Class R-1 -- actual return	1,000.00	1,049.39	7.08	1.39
Class R-1 -- assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class R-2 -- actual return	1,000.00	1,048.96	7.08	1.39
Class R-2 -- assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class R-3 -- actual return	1,000.00	1,051.48	4.90	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.09	4.82	.96
Class R-4 -- actual return	1,000.00	1,052.99	3.27	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.68	3.22	.64
Class R-5 -- actual return	1,000.00	1,055.06	1.79	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.12	1.76	.35
Class R-6 -- actual return	1,000.00	1,054.71	1.53	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.37	1.51	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

 Tax information
  unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2012:

Qualified dividend income	$2,072,192,000
Corporate dividends received deduction	$1,311,711,000
U.S. government income that may be exempt from state taxation	$42,156,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2012 (the most recent calendar quarter-end):

			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–0.89%	0.39%	6.20%
Not reflecting CDSC	4.11	0.71	6.20

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	3.09	0.67	5.97
Not reflecting CDSC	4.09	0.67	5.97

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	4.84	1.45	6.78

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	5.14	—	5.70

Class 529-A shares4
Reflecting 5.75% maximum sales charge	–1.18	0.21	6.12
Not reflecting maximum sales charge	4.84	1.41	6.76

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–0.96	0.28	6.05
Not reflecting CDSC	4.04	0.60	6.05

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	3.05	0.61	5.89
Not reflecting CDSC	4.05	0.61	5.89

Class 529-E shares3,4	4.60	1.13	6.43

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	5.07	1.64	7.82

1Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Vanessa C. L. Chang, 60	2011	Director, EL & EL Investments (real estate)

Mary Jane Elmore, 58	2008	Managing Director and General Partner, Institutional Venture Partners; independent private angel investor

Robert A. Fox, 75	1972	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and Non-Executive)

Linda Griego, 64	2012	President and CEO, Griego Enterprises, Inc.
		(business management company); President, Zapgo
		Entertainment LLC (television production company
		focused on programming for the Latino market)

Leonade D. Jones, 64	1993	Retired; former Treasurer, The Washington Post
		Company

William D. Jones, 57	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 75	2003	Business consultant

John G. McDonald, 75	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

James J. Postl, 66	2008	Retired; former President and CEO, Pennzoil-Quaker
		State Company (automotive products and services)

Margaret Spellings, 54	2012	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Isaac Stein, 65	2004	President, Waverly Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Vanessa C. L. Chang, 60	6	Edison International; Transocean Ltd.

Mary Jane Elmore, 58	3	None

Robert A. Fox, 75	9	None
Chairman of the Board
(Independent and Non-Executive)

Linda Griego, 64	3	AECOM Technology Corporation; CBS Corporation

Leonade D. Jones, 64	9	None

William D. Jones, 57	7	Sempra Energy

John M. Lillie, 75	3	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 66	3	Cooper Industries; Pulte, Inc.

Margaret Spellings, 54	61	None

Isaac Stein, 65	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” trustee5,7
Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Hilda L. Applbaum, 51	1998	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

“Interested” trustee5,7
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

Hilda L. Applbaum, 51	1	None
Vice Chairman of the Board

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David C. Barclay, 55	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		Capital Research and Management Company

Dina N. Perry, 66	1994	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Andrew B. Suzman, 45	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director, American
		Funds Distributors, Inc.;6 Director, Capital Strategy
		Research, Inc.6

Joanna F. Jonsson, 49	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		International Limited6

Donald H. Rolfe, 40	2012	Chief Compliance Officer, Capital Research
Vice President		Company;6 Chief Compliance Officer, Capital
		Research and Management Company; Vice President
		and Senior Counsel — Fund Business Management
		Group, Capital Research and Management Company

John H. Smet, 56	1994	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

Steven T. Watson, 57	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Patrick F. Quan, 54	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 41	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 39	2009	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Ari M. Vinocor, 37	2012	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 61	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2012, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-906-0912P

Litho in USA BAG/Q/8061-S33522

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John M. Lillie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$122,000
2012	$120,000

b) Audit-Related Fees:
2011	$21,000
2012	$22,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$8,000
2012	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$1,184,000
2012	$763,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$17,000
2012	$59,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,767,000 for fiscal year 2011 and $1,431,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®
Investment portfolio

July 31, 2012

Common stocks — 65.76%	Shares	Value (000)

INDUSTRIALS — 8.85%
General Electric Co.	79,234,500	$1,644,116
Waste Management, Inc.1	27,471,706	945,027
Lockheed Martin Corp.	10,307,400	920,142
Iron Mountain Inc.1	11,117,270	358,087
Eaton Corp.	8,046,200	352,745
Schneider Electric SA	5,343,606	302,637
Hubbell Inc., Class B	3,430,000	282,220
Masco Corp.1	19,796,751	238,155
Emerson Electric Co.	4,300,000	205,411
R.R. Donnelley & Sons Co.1	13,345,400	161,746
Keppel Corp. Ltd.	16,300,000	146,443
Ryanair Holdings PLC (ADR)2	4,615,000	135,958
Norfolk Southern Corp.	1,800,000	133,290
Boeing Co.	1,700,000	125,647
CCR SA, ordinary nominative	14,607,300	121,894
Honeywell International Inc.	1,575,000	91,429
United Technologies Corp.	1,200,000	89,328
AB SKF, Class B	4,290,000	88,883
Atlas Copco AB, Class B	2,825,000	56,702
Geberit AG	158,758	31,221
Douglas Dynamics, Inc.1	1,350,000	18,050
Nortek, Inc.2	18,686	953
Atrium Corp.2,3,4	1,807	73
		6,450,157

HEALTH CARE — 8.05%
Merck & Co., Inc.	42,318,040	1,869,188
Bristol-Myers Squibb Co.	51,825,000	1,844,970
Pfizer Inc	36,855,000	885,994
Eli Lilly and Co.	8,100,000	356,643
Johnson & Johnson	4,545,000	314,605
Roche Holding AG	1,400,000	248,510
AstraZeneca PLC (United Kingdom)	4,000,000	187,295
Sonic Healthcare Ltd.	9,590,000	127,488
Novartis AG (ADR)	500,000	29,310
		5,864,003

FINANCIALS — 7.51%
HCP, Inc.	20,305,800	958,637
Weyerhaeuser Co.2	26,212,881	612,071
CME Group Inc., Class A	7,350,000	383,008
Prologis, Inc.	8,447,500	273,108
Digital Realty Trust, Inc.	3,475,000	271,293
Hospitality Properties Trust1	8,015,000	194,524
Sanlam Ltd.	44,802,500	192,516
HSBC Holdings PLC (United Kingdom)	18,638,722	156,020
HSBC Holdings PLC (Hong Kong)	3,126,382	26,467
Public Storage	1,200,000	178,740
Arthur J. Gallagher & Co.	5,000,000	177,400
M&T Bank Corp.	2,065,000	177,260
Toronto-Dominion Bank	2,150,000	169,196
Bank of Nova Scotia	2,800,000	146,163
United Overseas Bank Ltd.	8,922,339	143,400
Prudential PLC	11,775,000	140,861
British Land Co. PLC	16,450,475	137,858
New York Community Bancorp, Inc.	9,160,000	118,897
IG Group Holdings PLC	14,650,000	103,062
Industrial and Commercial Bank of China Ltd., Class H	176,959,000	101,547
Cullen/Frost Bankers, Inc.	1,700,000	94,027
Sumitomo Mitsui Financial Group, Inc.	2,500,000	79,616
Trustmark Corp.1	3,257,000	78,754
Boardwalk Real Estate Investment Trust	1,199,000	76,518
Mercury General Corp.	2,000,000	72,440
QBE Insurance Group Ltd.	4,521,328	66,710
Capitol Federal Financial, Inc.	5,294,700	62,054
FirstMerit Corp.	3,830,222	62,050
People’s United Financial, Inc.	5,350,000	61,311
Northwest Bancshares, Inc.	4,850,000	56,502
Allianz SE	350,000	34,921
City Holding Co.	741,000	24,490
Itaúsa — Investimentos Itaú SA, preferred nominative	5,219,716	24,478
AXA SA	875,000	10,712
American Tower Corp.	42,271	3,057
		5,469,668

CONSUMER STAPLES — 7.00%
PepsiCo, Inc.	8,505,000	618,569
Altria Group, Inc.	15,930,000	573,002
Unilever NV, depository receipts	9,295,000	323,140
Unilever NV (New York registered)	5,551,750	192,368
Nestlé SA	8,145,000	500,980
H.J. Heinz Co.	7,500,000	414,075
Philip Morris International Inc.	4,472,000	408,920
Kraft Foods Inc., Class A	8,950,821	355,437
Procter & Gamble Co.	5,500,000	354,970
Sysco Corp.	10,128,500	297,677
General Mills, Inc.	5,925,000	229,297
Coca-Cola Co.	2,500,000	202,000
Coca-Cola Amatil Ltd.	11,640,441	170,405
British American Tobacco PLC	2,940,000	156,607
Hershey Co.	2,000,000	143,480
Tesco PLC	16,725,000	83,413
Kimberly-Clark Corp.	766,000	66,573
Kimberly-Clark de México, SAB de CV, Class A	5,629,800	11,769
		5,102,682

ENERGY — 6.79%
Royal Dutch Shell PLC, Class B (ADR)	9,025,000	636,804
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	409,200
Royal Dutch Shell PLC, Class B	3,797,147	133,921
Chevron Corp.	9,025,800	989,047
Spectra Energy Corp	20,150,500	618,419
Crescent Point Energy Corp.	14,500,000	576,328
Kinder Morgan, Inc.	14,135,000	506,174
ConocoPhillips	6,108,000	332,519
Husky Energy Inc.	9,760,000	242,431
TOTAL SA (ADR)	5,110,000	234,804
Penn West Petroleum Ltd.	10,775,000	146,983
Diamond Offshore Drilling, Inc.	1,885,200	123,330
General Maritime Corp.2,3,4	5,506	203
		4,950,163

TELECOMMUNICATION SERVICES — 5.19%
Verizon Communications Inc.	36,987,500	1,669,616
Telstra Corp. Ltd.	149,270,000	627,471
AT&T Inc.	15,424,621	584,902
CenturyLink, Inc.	5,711,120	237,240
France Télécom SA	17,340,000	232,340
TalkTalk Telecom Group PLC1	57,242,000	155,801
Koninklijke KPN NV	13,619,107	111,785
Vodafone Group PLC	30,000,000	85,887
Bell Aliant Inc.	1,895,000	47,146
Portugal Telecom, SGPS, SA	7,528,000	31,955
		3,784,143

UTILITIES — 5.15%
National Grid PLC	80,801,656	839,287
GDF SUEZ	22,974,914	514,060
Power Assets Holdings Ltd.	59,138,000	465,191
Duke Energy Corp.	5,937,057	402,414
FirstEnergy Corp.	7,577,983	380,567
PG&E Corp.	6,800,000	313,888
DTE Energy Co.	5,000,000	306,850
Exelon Corp.	5,500,000	215,160
Snam SpA	27,201,945	109,444
ONEOK, Inc.	2,420,000	107,714
DUET Group	44,511,723	97,297
Prime AET&D Holdings No 1 Pty Ltd.2,4	22,756,141	—
		3,751,872

CONSUMER DISCRETIONARY — 5.03%
Home Depot, Inc.	27,845,000	1,452,952
Time Warner Inc.	13,815,000	540,443
McGraw-Hill Companies, Inc.	10,840,000	509,046
Time Warner Cable Inc.	5,400,000	458,622
SES SA, Class A (FDR)	6,940,000	167,108
Marks and Spencer Group PLC	30,000,000	156,957
McDonald’s Corp.	1,500,000	134,040
H & M Hennes & Mauritz AB, Class B	3,054,000	113,032
VF Corp.	710,000	106,003
Cooper-Standard Holdings Inc.2	586,012	20,510
Esprit Holdings Ltd.	6,251,399	7,602
Adelphia Recovery Trust, Series ACC-12,4	19,531,478	20
		3,666,335

MATERIALS — 4.20%
E.I. du Pont de Nemours and Co.	18,841,000	936,398
Dow Chemical Co.	19,804,900	569,985
Nucor Corp.	13,580,000	532,336
MeadWestvaco Corp.1	11,201,000	318,108
Cliffs Natural Resources Inc.	5,573,000	227,880
Fletcher Building Ltd.1	34,239,000	169,421
Israel Chemicals Ltd.	10,000,000	118,356
BASF SE	1,500,000	109,776
Impala Platinum Holdings Ltd.	4,287,112	67,346
Georgia Gulf Corp.	236,235	7,744
		3,057,350

INFORMATION TECHNOLOGY — 3.29%
Microsoft Corp.	14,065,000	414,496
Maxim Integrated Products, Inc.	14,156,000	385,468
Paychex, Inc.	9,403,182	307,390
Analog Devices, Inc.	6,250,000	244,250
Intel Corp.	9,355,000	240,423
KLA-Tencor Corp.	4,400,000	224,004
Taiwan Semiconductor Manufacturing Co. Ltd.	80,653,000	217,818
Automatic Data Processing, Inc.	1,800,000	101,790
HTC Corp.	7,405,275	72,096
Nintendo Co., Ltd.	630,000	70,560
Canon, Inc.	2,000,000	67,840
Microchip Technology Inc.2	1,500,000	50,070
		2,396,205

MISCELLANEOUS — 4.70%
Other common stocks in initial period of acquisition		3,427,735

Total common stocks (cost: $41,924,970,000)		47,920,313

Preferred stocks — 0.48%

FINANCIALS — 0.32%
Vornado Realty Trust, Series I, 6.625%	3,380,000	85,649
Citigroup Inc. 7.875% preferred	2,381,610	65,345
HSBC Holdings PLC, Series 2, 8.00%	1,825,000	50,644
Public Storage, Inc., Series F, 6.45% depositary shares	1,000,000	25,720
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	186,400	4,949
Fannie Mae, Series S, 8.25% noncumulative2	1,511,450	2,906
		235,213

MISCELLANEOUS — 0.16%
Other preferred stocks in initial period of acquisition		117,012

Total preferred stocks (cost: $364,687,000)		352,225

Warrants — 0.00%

ENERGY — 0.00%
General Maritime Corp., warrants, expire 20172,3,4	8,514	69

Total warrants (cost: $2,171,000)		69

	Shares or
Convertible securities — 1.00%	principal amount

CONSUMER DISCRETIONARY — 0.43%
General Motors Co., Series B, 4.75% convertible preferred 2013	8,830,000	295,540
MGM Resorts International 4.25% convertible notes 2015	$17,037,000	16,909
		312,449

UTILITIES — 0.15%
PPL Corp. 9.50% convertible preferred 2013, units	2,007,787	109,123

ENERGY — 0.13%
Apache Corp., Series D, 6.00% convertible preferred 2013	1,930,000	93,740

INDUSTRIALS — 0.11%
United Continental Holdings, Inc. 4.50% convertible notes 2021	$72,600,000	65,282
AMR Corp. 6.25% convertible notes 20145	$26,400,000	17,259
		82,541

MATERIALS — 0.08%
Alcoa Inc. 5.25% convertible notes 2014	$41,500,000	60,902

TELECOMMUNICATION SERVICES — 0.06%
Leap Wireless International, Inc. 4.50% convertible notes 2014	$25,000,000	23,625
Clearwire Corp. 8.25% convertible notes 20406	$28,000,000	18,760
		42,385

CONSUMER STAPLES — 0.04%
Bunge Ltd. 4.875% convertible preferred	272,700	26,291

Total convertible securities (cost: $863,673,000)		727,431

	Principal amount
Bonds & notes — 26.77%	(000)

FINANCIALS — 4.42%
Realogy Corp., Letter of Credit, 4.491% 20167,8,9	$8,298	7,891
Realogy Corp., Term Loan B, 4.499% 20167,8,9	95,391	90,717
Realogy Corp., Second Lien Term Loan A, 13.50% 20178,9	51,550	52,323
Realogy Corp. 7.875% 20196	79,249	80,438
Realogy Corp. 9.00% 20206	12,540	13,198
Wells Fargo & Co. 5.25% 2012	12,880	13,029
Wells Fargo & Co. 3.676% 2016	10,000	10,879
Wells Fargo & Co. 4.60% 2021	45,000	51,897
Wells Fargo & Co., Series I, 3.50% 2022	14,000	14,977
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)7	86,566	97,387
Westfield Group 5.40% 20126	4,350	4,383
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20146	18,485	19,621
Westfield Group 7.50% 20146	5,555	6,063
Westfield Group 5.75% 20156	10,250	11,243
Westfield Group 5.70% 20166	44,075	49,123
Westfield Group 7.125% 20186	39,925	47,647
Westfield Group 6.75% 20196	20,000	23,905
WEA Finance LLC 4.625% 20216	20,000	21,684
CIT Group Inc., Series C, 4.75% 20156	99,815	104,193
CIT Group Inc., Series C, 7.00% 20166	3,000	3,019
CIT Group Inc. 4.25% 2017	14,000	14,000
CIT Group Inc. 5.00% 2017	38,600	40,361
CIT Group Inc., Series C, 7.00% 20176	1,152	1,159
CIT Group Inc., Series C, 5.50% 20196	13,650	14,435
Prologis, Inc. 7.625% 2014	11,000	12,170
Prologis, Inc. 6.25% 2017	8,900	10,173
Prologis, Inc. 6.625% 2018	57,365	67,607
Prologis, Inc. 6.625% 2019	3,611	4,347
Prologis, Inc. 7.375% 2019	22,690	28,350
Prologis, Inc. 6.875% 2020	34,045	42,050
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)6,7	116,330	147,332
Simon Property Group, LP 6.75% 2014	5,310	5,762
Simon Property Group, LP 5.25% 2016	73,435	83,621
Simon Property Group, LP 6.10% 2016	4,250	4,848
Simon Property Group, LP 5.875% 2017	22,265	26,068
Simon Property Group, LP 6.125% 2018	10,790	12,984
Simon Property Group, LP 10.35% 2019	5,000	7,177
Goldman Sachs Group, Inc. 3.625% 2016	22,600	23,154
Murray Street Investment Trust I 4.647% 2017	20,045	20,631
Goldman Sachs Group, Inc. 5.25% 2021	40,000	42,224
Goldman Sachs Group, Inc. 5.75% 2022	46,500	50,939
Bank of America Corp., Series L, 3.625% 2016	13,660	14,047
Bank of America Corp. 3.75% 2016	9,975	10,343
Bank of America Corp. 5.75% 2017	8,100	8,955
Bank of America Corp. 5.625% 2020	14,195	15,826
Bank of America Corp. 5.00% 2021	5,480	5,924
Bank of America Corp. 5.875% 2021	655	745
Bank of America Corp. 5.70% 2022	24,755	28,360
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)7	30,924	33,410
JPMorgan Chase & Co. 3.45% 2016	10,000	10,585
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)7	76,875	85,133
International Lease Finance Corp. 5.00% 2012	1,250	1,258
International Lease Finance Corp. 4.875% 2015	77,310	78,774
PNC Preferred Funding Trust I, junior subordinated 2.118% (undated)6,7	23,800	18,623
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)7	10,250	11,149
PNC Preferred Funding Trust III, junior subordinated 8.70% (undated)6,7	40,700	41,645
National City Preferred Capital Trust I 12.00% (undated)7	5,640	5,851
Zions Bancorporation 5.50% 2015	40,017	40,922
Zions Bancorporation 6.00% 2015	32,732	34,073
Developers Diversified Realty Corp. 5.50% 2015	15,776	16,886
Developers Diversified Realty Corp. 9.625% 2016	3,170	3,856
Developers Diversified Realty Corp. 7.50% 2017	32,887	37,892
Developers Diversified Realty Corp. 4.75% 2018	5,000	5,329
Developers Diversified Realty Corp. 7.875% 2020	6,505	8,052
Kimco Realty Corp. 6.00% 2012	3,250	3,294
Kimco Realty Corp., Series C, 4.82% 2014	3,000	3,176
Kimco Realty Corp., Series C, 4.904% 2015	4,500	4,757
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,574
Kimco Realty Corp. 5.70% 2017	23,485	26,899
Kimco Realty Corp. 4.30% 2018	3,000	3,187
Kimco Realty Corp. 6.875% 2019	10,844	13,297
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)6,7	55,766	68,254
HBOS PLC 6.75% 20186	17,300	16,762
LBG Capital No.1 PLC, Series 2, 7.875% 20206	48,335	45,818
HBOS PLC 6.00% 20336	2,200	1,717
HBOS Capital Funding LP 6.071% (undated)6,7	5,000	3,437
Standard Chartered PLC 3.85% 20156	10,345	10,921
Standard Chartered PLC 3.20% 20166	13,123	13,659
Standard Chartered Bank 6.40% 20176	35,000	39,435
Hospitality Properties Trust 6.75% 20131	12,650	12,677
Hospitality Properties Trust 5.125% 20151	3,160	3,258
Hospitality Properties Trust 6.30% 20161	19,827	21,466
Hospitality Properties Trust 5.625% 20171	10,169	10,887
Hospitality Properties Trust 6.70% 20181	12,625	14,096
Royal Bank of Scotland PLC 3.40% 2013	7,950	8,084
Royal Bank of Scotland PLC 3.95% 2015	10,000	10,277
Royal Bank of Scotland PLC 4.875% 2015	9,000	9,476
Royal Bank of Scotland Group PLC 4.375% 2016	1,250	1,306
Royal Bank of Scotland Group PLC 4.70% 2018	14,000	12,296
RBS Capital Trust II 6.425% noncumulative trust (undated)7	12,605	9,643
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)5,6,7	11,135	9,186
Synovus Financial Corp. 5.125% 2017	31,353	30,020
Synovus Financial Corp. 7.875% 2019	18,816	20,462
Citigroup Inc. 4.587% 2015	10,885	11,590
Citigroup Inc. 3.953% 2016	27,115	28,287
Citigroup Inc. 8.50% 2019	5,800	7,380
Citigroup Inc. 4.50% 2022	500	528
American Tower Corp. 4.625% 2015	9,280	9,855
American Tower Corp. 7.00% 2017	12,431	14,549
American Tower Corp. 7.25% 2019	15,025	17,850
MetLife Global Funding I 5.125% 20136	12,000	12,372
MetLife Global Funding I 2.50% 20156	10,000	10,334
MetLife Capital Trust IV, junior subordinated 7.875% 20676,7	14,430	16,522
MetLife Capital Trust X, junior subordinated 9.25% 20686,7	500	625
UnumProvident Finance Co. PLC 6.85% 20156	28,500	31,938
Unum Group 7.125% 2016	6,740	7,857
iStar Financial Inc. 9.00% 20176	34,760	35,151
American International Group, Inc. 3.00% 2015	14,000	14,261
American International Group, Inc. 4.875% 2016	4,000	4,321
American International Group, Inc. 3.80% 2017	11,500	11,968
American International Group, Inc. 4.875% 2022	3,000	3,204
Société Générale, junior subordinated 5.922% (undated)6,7	45,073	33,379
Springleaf Finance Corp., Term Loan B, 5.50% 20177,8,9	34,345	32,935
HSBK (Europe) BV 7.25% 20176	30,570	30,876
ERP Operating LP 5.50% 2012	4,000	4,031
ERP Operating LP 5.20% 2013	2,500	2,568
ERP Operating LP 5.25% 2014	2,000	2,167
ERP Operating LP 6.584% 2015	2,705	3,052
ERP Operating LP 5.75% 2017	4,000	4,722
ERP Operating LP 7.125% 2017	10,000	11,963
Lazard Group LLC 7.125% 2015	25,187	27,646
NASDAQ OMX Group, Inc. 5.25% 2018	25,020	27,026
Morgan Stanley, Series F, 2.875% 2014	10,000	9,983
Morgan Stanley 3.80% 2016	5,125	5,081
Morgan Stanley, Series F, 5.625% 2019	8,154	8,260
HCP, Inc. 3.75% 2016	20,000	21,158
Regions Financial Corp. 7.75% 2014	1,863	2,054
Regions Financial Corp. 5.20% 2015	3,115	3,216
Regions Financial Corp. 5.75% 2015	14,761	15,776
Liberty Mutual Group Inc., Series A, 7.80% 20876,7	19,415	20,337
New York Life Global Funding 4.65% 20136	19,000	19,619
Toyota Motor Credit Corp. 1.375% 2013	10,000	10,107
Toyota Motor Credit Corp. 0.875% 2015	8,500	8,545
Monumental Global Funding 5.50% 20136	10,000	10,281
Monumental Global Funding III 0.655% 20146,7	8,000	7,885
BNP Paribas 3.60% 2016	10,000	10,315
BNP Paribas 5.00% 2021	7,000	7,513
Berkshire Hathaway Inc. 2.20% 2016	11,500	12,041
Berkshire Hathaway Inc. 1.60% 2017	2,000	2,045
Berkshire Hathaway Inc. 4.40% 2042	3,000	3,263
Prudential Financial, Inc. 4.50% 2021	3,000	3,286
Prudential Holdings, LLC, Series C, 8.695% 20236,8	10,250	12,718
BBVA Bancomer SA 4.50% 20166	8,125	8,450
BBVA Bancomer SA 6.50% 20216	7,200	7,452
Host Marriott, LP, Series O, 6.375% 2015	950	967
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	7,800	8,053
Host Hotels & Resorts LP 9.00% 2017	5,000	5,537
Host Hotels & Resorts LP 6.00% 2020	1,000	1,111
American Express Co. 6.15% 2017	12,610	15,286
AXA SA, Series B, junior subordinated 6.379% (undated)6,7	11,530	9,483
AXA SA, junior subordinated 6.463% (undated)6,7	6,000	5,257
Barclays Bank PLC 2.50% 2013	4,625	4,657
Barclays Bank PLC 5.125% 2020	5,500	6,001
Barclays Bank PLC 5.14% 2020	3,075	3,052
Boston Properties, Inc. 3.70% 2018	12,000	12,819
UBS AG 2.25% 2014	10,000	10,112
UBS AG 4.875% 2020	1,694	1,880
QBE Capital Funding II LP 6.797% (undated)6,7	12,215	10,754
Bank of New York Mellon Corp., Series G, 2.50% 2016	10,000	10,505
ANZ National (International) Ltd. 3.125% 20156	10,000	10,360
Principal Life Insurance Co. 5.30% 2013	10,000	10,349
US Bancorp., Series T, 1.65% 2017	10,000	10,221
Lincoln National Corp. 5.65% 2012	10,000	10,035
Bank of Nova Scotia 2.55% 2017	9,000	9,502
Toronto-Dominion Bank 2.375% 2016	9,000	9,442
Westpac Banking Corp. 3.00% 2015	9,000	9,437
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,297
Brandywine Operating Partnership, LP 4.95% 2018	2,426	2,578
Ford Motor Credit Co. 2.50% 2016	7,000	6,978
Ford Motor Credit Co. 8.00% 2016	1,500	1,777
Santander Issuances, SA Unipersonal 6.50% 20196,7	9,400	8,131
CNA Financial Corp. 5.85% 2014	5,625	6,041
CNA Financial Corp. 6.50% 2016	1,750	1,991
ACE INA Holdings Inc. 2.60% 2015	7,445	7,800
Nationwide Mutual Insurance Co. 5.81% 20246,7	8,150	7,465
Goodman Funding Pty Ltd. 6.00% 20226	6,185	6,436
Development Bank of Kazakhstan 5.50% 2015	3,000	3,171
Development Bank of Kazakhstan 5.50% 20156	2,055	2,172
VEB Finance Ltd. 6.80% 20256	3,000	3,441
UDR, Inc., Series A, 5.25% 2015	3,000	3,222
Allstate Corp., Series B, junior subordinated 6.125% 20677	2,445	2,491
Intesa Sanpaolo SpA 6.50% 20216	2,750	2,482
Nordea Bank, Series 2, 3.70% 20146	2,000	2,094
ACE Cash Express, Inc. 11.00% 20196	2,275	2,036
		3,224,733

MORTGAGE-BACKED OBLIGATIONS8 — 4.08%
Fannie Mae 5.50% 2018	107	116
Fannie Mae 6.00% 2021	415	455
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022	7,000	7,306
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	2,494	2,542
Fannie Mae 4.50% 2024	5,507	5,932
Fannie Mae 5.50% 2024	594	651
Fannie Mae 3.50% 2025	15,617	16,618
Fannie Mae 3.50% 2025	11,542	12,281
Fannie Mae 3.50% 2025	9,300	9,896
Fannie Mae 3.50% 2025	9,298	9,894
Fannie Mae 3.50% 2025	8,921	9,493
Fannie Mae 3.50% 2025	5,624	5,984
Fannie Mae 3.50% 2025	1,344	1,430
Fannie Mae 3.50% 2025	556	592
Fannie Mae 3.50% 2025	443	472
Fannie Mae 4.50% 2025	5,896	6,352
Fannie Mae 4.50% 2025	3,578	3,871
Fannie Mae 4.50% 2025	3,250	3,501
Fannie Mae 4.50% 2025	3,249	3,500
Fannie Mae, Series 2001-4, Class GA, 9.704% 20257	279	325
Fannie Mae, Series 2001-4, Class NA, 11.355% 20257	13	14
Fannie Mae 3.50% 2026	9,775	10,402
Fannie Mae 6.00% 2026	7,682	8,681
Fannie Mae 7.00% 2026	975	1,132
Fannie Mae 3.00% 2027	71,400	75,171
Fannie Mae 3.00% 2027	67,122	70,782
Fannie Mae 3.00% 2027	33,063	35,075
Fannie Mae 3.50% 2027	7,000	7,443
Fannie Mae 6.00% 2028	9,422	10,379
Fannie Mae 7.00% 2028	3,102	3,616
Fannie Mae 7.00% 2028	473	550
Fannie Mae, Series 2001-20, Class E, 9.596% 20317	262	301
Fannie Mae 5.50% 2033	1,473	1,632
Fannie Mae 4.50% 2034	43,575	47,377
Fannie Mae 5.00% 2035	38,906	42,462
Fannie Mae 5.50% 2035	1,484	1,638
Fannie Mae 5.00% 2036	34,317	37,491
Fannie Mae 5.50% 2036	11,975	13,167
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	3,977	4,439
Fannie Mae 3.459% 20377	4,432	4,641
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	13,242	14,673
Fannie Mae 6.00% 2037	82,944	91,526
Fannie Mae 6.00% 2037	21,719	23,966
Fannie Mae 6.00% 2037	12,655	14,043
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	9,500	10,695
Fannie Mae 6.00% 2037	8,825	9,727
Fannie Mae 6.00% 2037	8,745	9,650
Fannie Mae 6.00% 2037	624	683
Fannie Mae 6.00% 2037	569	629
Fannie Mae 6.50% 2037	4,464	5,025
Fannie Mae 6.50% 2037	3,421	3,851
Fannie Mae 6.50% 2037	3,201	3,650
Fannie Mae 6.50% 2037	3,134	3,518
Fannie Mae 6.50% 2037	1,163	1,326
Fannie Mae 7.00% 2037	1,817	2,041
Fannie Mae 7.00% 2037	1,503	1,688
Fannie Mae 7.50% 2037	1,493	1,706
Fannie Mae 7.50% 2037	487	556
Fannie Mae 7.50% 2037	220	251
Fannie Mae 7.50% 2037	174	201
Fannie Mae 7.50% 2037	165	188
Fannie Mae 8.00% 2037	106	121
Fannie Mae 5.50% 2038	3,359	3,686
Fannie Mae 6.00% 2038	34,018	37,611
Fannie Mae 6.00% 2038	11,871	13,099
Fannie Mae 6.00% 2038	11,279	12,424
Fannie Mae 6.00% 2038	4,668	5,161
Fannie Mae 6.00% 2038	3,841	4,288
Fannie Mae 4.50% 2039	54,298	60,215
Fannie Mae 6.00% 2039	5,945	6,573
Fannie Mae 6.00% 2039	4,740	5,230
Fannie Mae 6.00% 2039	3,674	4,050
Fannie Mae 6.50% 2039	2,802	3,195
Fannie Mae 3.50% 2040	16,080	17,086
Fannie Mae 3.50% 2040	13,437	14,408
Fannie Mae 3.50% 2040	10,242	10,883
Fannie Mae 3.50% 2040	6,926	7,359
Fannie Mae 4.00% 2040	23,488	25,227
Fannie Mae 4.00% 2040	19,919	21,394
Fannie Mae 4.00% 2040	17,568	18,825
Fannie Mae 4.00% 2040	17,480	18,775
Fannie Mae 4.00% 2040	15,568	16,722
Fannie Mae 4.00% 2040	4,788	5,143
Fannie Mae 4.17% 20407	2,168	2,310
Fannie Mae 4.50% 2040	44,476	48,280
Fannie Mae 4.50% 2040	22,853	24,736
Fannie Mae 4.50% 2040	5,526	5,981
Fannie Mae 4.50% 2040	4,147	4,502
Fannie Mae 4.50% 2040	2,182	2,369
Fannie Mae 4.50% 2040	157	176
Fannie Mae 4.50% 2040	153	171
Fannie Mae 4.50% 2040	49	54
Fannie Mae 5.00% 2040	18,240	19,973
Fannie Mae 6.00% 2040	9,364	10,307
Fannie Mae 3.50% 2041	15,334	16,442
Fannie Mae 3.50% 2041	14,996	15,934
Fannie Mae 3.50% 2041	7,263	7,718
Fannie Mae 3.758% 20417	3,175	3,371
Fannie Mae 4.00% 2041	40,706	43,721
Fannie Mae 4.00% 2041	14,126	15,173
Fannie Mae 4.50% 2041	100,566	109,357
Fannie Mae 4.50% 2041	59,241	64,420
Fannie Mae 4.50% 2041	11,697	12,720
Fannie Mae 4.50% 2041	6,952	7,560
Fannie Mae 4.50% 2041	2,837	3,085
Fannie Mae 4.50% 2041	463	517
Fannie Mae 4.50% 2041	96	107
Fannie Mae 5.00% 2041	11,103	12,442
Fannie Mae 5.00% 2041	3,663	4,119
Fannie Mae 5.00% 2041	1,101	1,234
Fannie Mae 5.00% 2041	903	1,016
Fannie Mae 5.00% 2041	852	958
Fannie Mae 5.00% 2041	704	791
Fannie Mae 5.00% 2041	688	774
Fannie Mae 5.00% 2041	652	731
Fannie Mae 5.00% 2041	647	727
Fannie Mae 5.50% 2041	53,451	58,667
Fannie Mae 5.50% 2041	19,128	20,994
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	713	816
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	562	659
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	387	465
Fannie Mae 3.50% 2042	81,562	86,379
Fannie Mae 3.50% 2042	67,415	72,630
Fannie Mae 3.50% 2042	43,793	46,535
Fannie Mae 3.50% 2042	31,008	32,950
Fannie Mae 3.50% 2042	15,800	16,773
Fannie Mae 3.50% 2042	11,710	12,590
Fannie Mae 3.50% 2042	7,765	8,340
Fannie Mae 3.50% 2042	4,993	5,305
Fannie Mae 3.50% 2042	1,852	1,975
Fannie Mae 4.00% 2042	9,000	9,635
Fannie Mae 4.50% 2042	37,938	41,050
Fannie Mae 5.50% 2042	9,750	10,698
Fannie Mae 6.00% 2042	102,520	113,092
Fannie Mae, Series 2002-W1, Class 2A, 7.055% 20427	981	1,162
Fannie Mae 6.50% 2047	1,909	2,118
Fannie Mae 6.50% 2047	1,336	1,482
Fannie Mae 6.50% 2047	1,081	1,199
Fannie Mae 6.50% 2047	900	998
Fannie Mae 6.50% 2047	652	724
Fannie Mae 6.50% 2047	522	579
Fannie Mae 6.50% 2047	128	142
Fannie Mae 7.00% 2047	1,220	1,363
Fannie Mae 7.00% 2047	1,211	1,353
Fannie Mae 7.00% 2047	805	900
Fannie Mae 7.00% 2047	730	815
Fannie Mae 7.00% 2047	161	180
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	6,906	7,041
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	5,880	6,104
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	28,302
Freddie Mac, Series K019, Class A2, multifamily 2.272% 20224	8,000	8,093
Freddie Mac, Series 2289, Class NB, 10.763% 20227	41	45
Freddie Mac 5.00% 2023	7,434	8,003
Freddie Mac 5.00% 2023	7,119	7,658
Freddie Mac 5.00% 2023	6,322	6,800
Freddie Mac 5.00% 2023	2,343	2,534
Freddie Mac 6.00% 2026	1,298	1,425
Freddie Mac 6.00% 2027	2,307	2,533
Freddie Mac 2.726% 20357	2,699	2,883
Freddie Mac 4.50% 2035	48,594	52,410
Freddie Mac, Series 3061, Class PN, 5.50% 2035	2,648	2,945
Freddie Mac, Series 3257, Class PA, 5.50% 2036	13,506	14,966
Freddie Mac, Series 3286, Class JN, 5.50% 2037	14,934	16,360
Freddie Mac, Series 3312, Class PA, 5.50% 2037	13,364	14,640
Freddie Mac, Series 3318, Class JT, 5.50% 2037	8,255	9,039
Freddie Mac 5.50% 2037	3,654	3,994
Freddie Mac, Series 3271, Class OA, 6.00% 2037	11,708	13,306
Freddie Mac 5.50% 2038	8,183	8,937
Freddie Mac 6.50% 2038	8,417	9,603
Freddie Mac 6.50% 2038	3,219	3,615
Freddie Mac 5.00% 2039	6,786	7,445
Freddie Mac 5.00% 2039	6,519	7,230
Freddie Mac 5.00% 2039	3,197	3,465
Freddie Mac 5.50% 2039	4,423	4,835
Freddie Mac 5.50% 2039	3,945	4,309
Freddie Mac 4.50% 2040	88,170	95,011
Freddie Mac 4.00% 2041	18,933	20,298
Freddie Mac 4.00% 2041	4,538	4,993
Freddie Mac 5.00% 2041	3,102	3,479
Freddie Mac 5.00% 2041	625	701
Freddie Mac 5.00% 2041	603	676
Freddie Mac 5.00% 2041	570	639
Freddie Mac 5.00% 2041	416	467
Freddie Mac 5.00% 2041	307	344
Government National Mortgage Assn. 10.00% 2021	509	566
Government National Mortgage Assn. 10.00% 2025	489	543
Government National Mortgage Assn. 4.00% 2040	90,310	99,496
Government National Mortgage Assn. 4.50% 2040	4,657	5,079
Government National Mortgage Assn. 5.00% 2040	5,125	5,606
Government National Mortgage Assn. 5.00% 2040	1,777	1,945
Government National Mortgage Assn. 3.50% 2042	12,000	13,028
Government National Mortgage Assn. 3.50% 2042	5,000	5,430
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20376	7,250	7,596
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20376	20,000	21,178
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20376	29,375	30,336
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20376	15,000	15,876
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20376	550	561
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	—	—
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.871% 20457	14,700	16,859
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20466	7,500	8,029
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20466	24,000	25,884
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	2,030	2,050
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.734% 20497	15,450	17,958
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,994	2,059
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	5,531	5,733
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	96	96
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.772% 20397	18,880	20,823
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20407	5,003	5,144
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	7,060	7,281
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.266% 20447	22,000	24,740
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,694	1,706
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	3,072	3,082
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20377	10,000	10,360
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.874% 20387	7,000	8,061
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	10,000	11,361
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.303% 20447	13,000	14,621
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.308% 20457	17,000	17,248
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)7	27,410	30,761
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20457	3,000	3,347
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.231% 20457	16,893	17,404
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.661% (undated)7	5,000	5,717
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20437	20,250	22,886
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.219% 20447	5,500	6,163
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	13,250	15,258
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20307	11,422	12,735
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	10,447	7,594
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.231% 20477	6,823	4,527
Bank of Montreal 2.85% 20156	10,000	10,630
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20356	10,000	10,534
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20266	8,521	9,458
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20466	7,568	8,137
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.00% 20367	10,544	7,897
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.414% 20367	8,397	6,632
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	4,163	4,216
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	3,800	3,876
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20196	1,524	1,562
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.211% 20427	1,510	1,510
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015	709	723
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	172	176
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.605% 20316,7	14,422	147
		2,970,369

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 3.22%
U.S. Treasury 0.625% 2012	17,150	17,184
U.S. Treasury 0.75% 2013	1,500	1,509
U.S. Treasury 1.125% 2013	142,125	143,296
U.S. Treasury 1.375% 2013	245,375	247,694
U.S. Treasury 1.50% 2013	40,000	40,731
U.S. Treasury 1.875% 201310	31,283	32,148
U.S. Treasury 2.75% 2013	109,500	112,969
U.S. Treasury 3.50% 2013	92,125	94,666
U.S. Treasury 1.875% 2014	17,555	18,060
U.S. Treasury 1.875% 201510	44,899	49,289
U.S. Treasury 1.50% 2016	7,625	7,945
U.S. Treasury 2.00% 2016	20,375	21,543
U.S. Treasury 4.50% 2016	10,925	12,513
U.S. Treasury 7.50% 2016	20,000	25,938
U.S. Treasury 1.00% 2017	7,250	7,400
U.S. Treasury 3.50% 2018	22,650	26,093
U.S. Treasury 1.125% 2019	67,500	68,315
U.S. Treasury 8.75% 2020	26,900	42,784
U.S. Treasury 2.125% 2021	124,250	132,535
U.S. Treasury 8.00% 2021	9,025	14,320
U.S. Treasury 2.00% 2022	189,875	199,488
U.S. Treasury 6.25% 2023	135,000	199,051
U.S. Treasury 6.75% 2026	4,575	7,310
U.S. Treasury 4.50% 2036	98,935	137,289
U.S. Treasury 4.375% 2039	14,000	19,342
U.S. Treasury 4.625% 2040	143,870	206,318
U.S. Treasury 3.125% 2041	3,575	4,001
U.S. Treasury 3.75% 2041	74,350	93,193
U.S. Treasury 4.75% 2041	107,125	156,971
U.S. Treasury 3.00% 2042	1,400	1,528
U.S. Treasury 3.125% 2042	15,000	16,778
Fannie Mae 0.75% 2013	17,825	17,922
Fannie Mae 1.125% 2017	14,350	14,599
Fannie Mae 6.25% 2029	32,000	47,172
Fannie Mae 6.625% 2030	1,250	1,946
Freddie Mac 0.375% 2014	6,850	6,864
Freddie Mac 1.75% 2015	29,500	30,715
Freddie Mac 1.00% 2017	18,000	18,193
Freddie Mac 1.00% 2017	3,215	3,251
Freddie Mac 2.375% 2022	3,650	3,827
CoBank ACB 7.875% 20186	10,000	12,346
CoBank ACB 1.068% 20226,7	8,315	6,660
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	11,128
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	6,975	7,183
Federal Home Loan Bank 4.125% 2020	1,600	1,909
Tennessee Valley Authority, Series A, 3.875% 2021	850	1,000
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	700	904
		2,343,820

CONSUMER DISCRETIONARY — 3.20%
Virgin Media Finance PLC, Series 1, 9.50% 2016	86,065	96,716
Virgin Media Secured Finance PLC 6.50% 2018	8,800	9,724
Virgin Media Finance PLC 8.375% 20196	41,674	47,352
Virgin Media Secured Finance PLC 5.25% 2021	8,225	9,399
Virgin Media Finance PLC 5.25% 2022	25,000	26,000
MGM Resorts International 6.75% 2012	17,385	17,515
MGM Resorts International 6.75% 2013	19,860	20,456
MGM Resorts International 13.00% 2013	10,725	12,253
MGM Resorts International 5.875% 2014	51,925	53,483
MGM Resorts International 6.625% 2015	22,500	23,372
MGM Resorts International 7.50% 2016	4,000	4,155
MGM Resorts International 11.125% 2017	500	561
MGM Resorts International 9.00% 2020	5,150	5,762
MGM Resorts International 7.75% 2022	19,000	19,143
Boyd Gaming Corp. 6.75% 2014	17,059	17,123
Boyd Gaming Corp. 7.125% 2016	13,925	13,507
Boyd Gaming Corp. 9.125% 2018	88,575	91,675
Boyd Gaming Corp. 9.00% 20206	5,000	4,975
Univision Communications Inc., Term Loan B, 4.496% 20177,8,9	108,999	104,656
Univision Communications Inc. 8.50% 20216	3,030	3,075
Allison Transmission Holdings, Inc., Term Loan B, 2.75% 20147,8,9	103,047	102,849
Time Warner Inc. 5.875% 2016	8,000	9,474
Time Warner Companies, Inc. 7.25% 2017	1,500	1,898
Time Warner Inc. 4.75% 2021	19,000	21,986
Time Warner Inc. 3.40% 2022	2,750	2,911
Time Warner Cable Inc. 4.00% 2022	40,100	44,242
Time Warner Inc. 6.25% 2041	8,000	10,121
Charter Communications, Inc. 13.50% 2016	24,238	26,904
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	38,100	42,053
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	8,425	9,236
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	11,025
Comcast Corp. 5.90% 2016	10,000	11,625
Comcast Corp. 6.30% 2017	3,000	3,692
Comcast Corp. 3.125% 2022	10,655	11,189
Comcast Corp. 5.65% 2035	7,000	8,391
Comcast Corp. 6.45% 2037	25,000	32,751
Comcast Corp. 6.95% 2037	10,275	14,189
Comcast Corp. 4.65% 2042	6,315	6,970
EchoStar DBS Corp 7.75% 2015	7,350	8,260
DISH DBS Corp. 4.625% 20176	45,105	46,007
DISH DBS Corp 7.875% 2019	1,425	1,664
DISH DBS Corp 6.75% 2021	17,400	19,118
DISH DBS Corp. 5.875% 20226	12,490	12,927
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20167,8,9	6,214	5,911
Toys “R” Us-Delaware, Inc. 7.375% 20166	3,755	3,778
Toys “R” Us Property Co. II, LLC 8.50% 2017	14,125	15,326
Toys “R” Us Property Co. I, LLC 10.75% 2017	31,775	35,270
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20187,8,9	26,606	24,844
Time Warner Cable Inc. 6.20% 2013	1,600	1,678
Time Warner Cable Inc. 7.50% 2014	10,400	11,523
Time Warner Cable Inc. 6.75% 2018	22,500	28,336
Time Warner Cable Inc. 5.00% 2020	19,000	22,043
Time Warner Cable Inc. 4.125% 2021	16,000	17,687
Time Warner Cable Inc. 5.50% 2041	1,485	1,744
Limited Brands, Inc. 5.25% 2014	1,585	1,678
Limited Brands, Inc. 8.50% 2019	16,105	19,185
Limited Brands, Inc. 7.00% 2020	19,965	22,286
Limited Brands, Inc. 6.625% 2021	29,565	33,002
Michaels Stores, Inc., Term Loan B3, 5.00% 20167,8,9	20,139	20,284
Michaels Stores, Inc., Term Loan B2, 5.00% 20167,8,9	3,727	3,754
Michaels Stores, Inc. 13.00% 2016	4,020	4,301
Michaels Stores, Inc. 7.75% 2018	25,500	27,444
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	44,200	46,797
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 20166	5,000	5,294
CSC Holdings, Inc. 8.50% 2014	14,975	16,547
CSC Holdings, Inc. 8.625% 2019	6,175	7,302
Cablevision Systems Corp. 8.00% 2020	20,000	22,250
Neiman Marcus Group, Inc. 10.375% 2015	9,875	10,245
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20187,8,9	31,320	31,132
Revel Entertainment, Term Loan B, 9.00% 20177,8,9	48,950	39,813
Home Depot, Inc. 5.95% 2041	25,000	35,171
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	10,055	10,394
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	15,000	16,650
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	7,775	8,125
Cox Communications, Inc. 5.45% 2014	5,000	5,529
Cox Communications, Inc. 5.875% 20166	25,000	29,227
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	5,795
Daimler Finance NA LLC 1.30% 20156	8,500	8,516
Daimler Finance NA LLC 2.625% 20166	2,000	2,084
Daimler AG 2.40% 20176	14,000	14,397
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	3,189
Videotron Ltd. 6.375% 2015	4,905	5,028
Quebecor Media Inc. 7.75% 2016	13,000	13,406
Videotron Ltd. 5.00% 2022	13,600	14,280
Marriott International, Inc., Series J, 5.625% 2013	8,330	8,537
Marriott International, Inc., Series I, 6.375% 2017	19,500	23,073
Tousa, Inc. 9.00% 20104,5	10,675	6,437
Tousa, Inc. 9.00% 20104,5	7,815	4,712
Tousa, Inc. 9.25% 20114,5,6,7	33,175	20,005
Target Corp. 6.00% 2018	24,500	30,370
News America Inc. 5.30% 2014	20,000	21,999
News America Holdings Inc. 8.00% 2016	1,000	1,247
News America Inc. 4.50% 2021	5,000	5,747
News America Inc. 6.65% 2037	1,000	1,299
Cinemark USA, Inc., Term Loan, 3.50% 20167,8,9	3,585	3,592
Cinemark USA, Inc. 8.625% 2019	23,075	25,844
J.C. Penney Co., Inc. 5.75% 2018	13,808	12,134
J.C. Penney Co., Inc. 5.65% 2020	20,230	17,069
Volkswagen International Finance NV 1.071% 20146,7	10,000	10,012
Volkswagen International Finance NV 2.875% 20166	4,000	4,187
Volkswagen International Finance NV 2.375% 20176	14,500	14,996
PETCO Animal Supplies, Inc. 9.25% 20186	25,750	28,357
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 20177,8,9	24,079	24,073
Burlington Coat Factory Warehouse Corp. 10.00% 2019	3,700	3,945
Royal Caribbean Cruises Ltd. 11.875% 2015	22,175	27,164
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 3.50% 2016	24,463	26,112
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	23,300	25,281
Macy’s Retail Holdings, Inc. 7.875% 20157	12,930	15,273
Federated Department Stores, Inc. 6.90% 2029	7,925	9,778
Walt Disney Co. 0.875% 2014	19,000	19,212
Walt Disney Co. 5.625% 2016	2,000	2,372
NBCUniversal Media, LLC 2.10% 2014	3,000	3,060
NBCUniversal Media, LLC 2.875% 2016	10,000	10,563
NBCUniversal Media, LLC 4.375% 2021	4,750	5,384
UPC Germany GmbH 8.125% 20176	5,000	5,450
UPC Germany GmbH 7.50% 20196	12,500	13,310
Burger King Corp 0%/11.00% 20196,11	23,475	18,633
Needle Merger Sub Corp. 8.125% 20196	16,220	16,362
Mohegan Tribal Gaming Authority 10.50% 20166	6,275	5,553
Mohegan Tribal Gaming Authority 11.00% 20186,7,12	13,725	9,196
Marina District Finance Co., Inc. 9.50% 2015	14,500	14,156
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	11,950	13,399
Seminole Tribe of Florida 6.535% 20206,8	10,000	10,380
Seminole Tribe of Florida 7.804% 20206,8	2,885	2,886
Tenneco Inc. 6.875% 2020	11,300	12,246
Education Management LLC and Education Management Finance Corp. 8.75% 2014	10,965	10,060
Academy, Ltd., Term Loan B, 6.00% 20187,8,9	9,950	10,025
Staples, Inc. 9.75% 2014	8,000	8,915
Warner Music Group 9.50% 2016	925	1,021
Warner Music Group 9.50% 2016	850	938
Warner Music Group 11.50% 2018	5,700	6,341
Seneca Gaming Corp. 8.25% 20186	7,925	8,252
Thomson Reuters Corp. 5.95% 2013	3,625	3,807
Thomson Reuters Corp. 6.50% 2018	3,000	3,713
Tower Automotive Holdings 10.625% 20176	6,797	7,162
CBS Corp. 1.95% 2017	7,000	7,143
Marks and Spencer Group PLC 6.25% 20176	4,902	5,427
Marks and Spencer Group PLC 7.125% 20376	1,000	1,113
Jarden Corp. 8.00% 2016	5,725	6,212
NCL Corp. Ltd. 9.50% 2018	5,575	6,133
Local T.V. Finance LLC 9.25% 20156,7,12	5,730	5,873
Dynacast International LLC 9.25% 2019	5,325	5,525
WPP Finance 2010 4.75% 2021	5,000	5,504
Omnicom Group Inc. 3.625% 2022	4,500	4,802
Choice Hotels International Inc. 5.75% 2022	500	535
		2,333,535

INDUSTRIALS — 2.01%
General Electric Capital Corp., Series A, 2.25% 2015	12,000	12,358
General Electric Capital Corp. 2.95% 2016	4,650	4,895
General Electric Capital Corp., Series A, 6.00% 2019	9,000	10,872
General Electric Capital Corp. 4.65% 2021	14,000	16,050
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)7	56,000	57,518
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)7	130,600	141,844
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 20127,8,9	25,280	25,961
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.361% 20147,8,9	4,442	3,208
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 20147,8,9	141,942	102,502
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 20147,8,9	24,818	18,045
Hawker Beechcraft Acquisition Co., LLC 8.50% 20155	3,570	750
Hawker Beechcraft Acquisition Co., LLC 8.875% 20155,12	14,057	2,952
Hawker Beechcraft Acquisition Co., LLC 9.75% 20175	4,450	44
CEVA Group PLC 11.625% 20166	3,725	3,921
CEVA Group PLC 8.375% 20176	7,950	7,811
CEVA Group PLC 11.50% 20186	28,080	26,430
CEVA Group PLC 12.75% 20206	77,775	71,747
Ply Gem Industries, Inc. 13.125% 2014	14,862	15,382
Ply Gem Industries, Inc. 8.25% 2018	86,175	89,837
US Investigations Services, Inc., Term Loan B, 2.997% 20157,8,9	13,204	12,552
US Investigations Services, Inc., Term Loan D, 7.75% 20157,8,9	18,652	18,636
US Investigations Services, Inc. 10.50% 20156	49,850	44,366
US Investigations Services, Inc. 11.75% 20166	19,814	16,941
United Air Lines, Inc., Term Loan B, 2.25% 20147,8,9	16,283	15,998
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20168	1,445	1,489
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20178	2,194	2,246
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20188	586	588
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20188	198	200
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20198	6,838	7,229
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20198	2,475	2,690
United Air Lines, Inc., Series 1996-A2, 7.87% 20194,5,8	2,421	0
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20198	361	370
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20208	13,491	14,646
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20208	382	385
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 20218	525	573
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20216,8	4,530	4,428
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20218	1,465	1,498
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20228	3,610	3,917
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20228	10,856	11,290
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20228	2,852	3,155
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20228	5,203	5,834
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20228	461	472
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20248	7,434	7,838
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	75,245	72,800
BE Aerospace, Inc. 5.25% 2022	49,405	51,999
Northwest Airlines, Inc., Term Loan B, 3.97% 20137,8,9	2,709	2,709
Northwest Airlines, Inc., Term Loan A, 2.22% 20187,8,9	45,630	42,664
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20248	5,428	5,876
JELD-WEN Escrow Corp. 12.25% 20176	43,750	49,437
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	25,868	29,619
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	3,901	4,408
Nielsen Finance LLC, Term Loan 1L, 8.50% 20178,9	12,000	12,960
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	1,000	1,130
Nortek Inc. 10.00% 2018	22,255	24,147
Nortek Inc. 8.50% 2021	21,625	22,382
Esterline Technologies Corp. 6.625% 2017	13,025	13,562
Esterline Technologies Corp. 7.00% 2020	16,590	18,415
Euramax International, Inc. 9.50% 2016	31,755	28,738
Union Pacific Corp. 5.125% 2014	15,325	16,336
Union Pacific Corp. 5.75% 2017	2,065	2,472
Union Pacific Corp. 5.70% 2018	8,000	9,717
Ashtead Capital, Inc. 9.00% 20166	27,020	27,932
United Technologies Corp. 1.20% 2015	1,115	1,134
United Technologies Corp. 1.80% 2017	6,905	7,183
United Technologies Corp. 3.10% 2022	11,400	12,301
United Technologies Corp. 5.70% 2040	2,000	2,686
United Technologies Corp. 4.50% 2042	1,765	2,061
ARAMARK Corp. 8.50% 2015	20,500	21,013
ARAMARK Corp. 8.625% 20166,7,12	2,000	2,050
Burlington Northern Santa Fe LLC 7.00% 2014	13,885	15,206
Burlington Northern Santa Fe LLC 4.10% 2021	7,000	7,823
TransDigm Inc. 7.75% 2018	17,395	19,482
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	14,115	13,303
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	6,100	5,307
Honeywell International Inc. 3.875% 2014	13,605	14,324
Florida East Coast Railway Corp. 8.125% 2017	12,075	12,769
Kansas City Southern de México, SA de CV 8.00% 2018	10,000	11,275
AMR Corp. 10.00% 20215	3,000	1,875
American Airlines, Inc., Series 2011-2, Class A, 8.625% 20238	8,734	9,226
Norfolk Southern Corp. 5.75% 2016	6,710	7,755
Norfolk Southern Corp. 5.75% 2018	2,000	2,403
Volvo Treasury AB 5.95% 20156	8,835	9,707
CSX Corp. 5.75% 2013	4,960	5,113
CSX Corp. 6.25% 2015	3,460	3,955
Odebrecht Finance Ltd 7.00% 2020	2,250	2,509
Odebrecht Finance Ltd 5.125% 20226	6,000	6,150
Odebrecht Finance Ltd 6.00% 20236	250	272
Atlas Copco AB 5.60% 20176	7,405	8,610
ERAC USA Finance Co. 5.25% 20206	5,000	5,673
Sequa Corp., Term Loan B, 3.72% 20147,8,9	5,521	5,476
RBS Global, Inc. and Rexnord LLC 8.50% 2018	4,900	5,427
Canadian National Railway Co. 1.45% 2016	5,010	5,070
H&E Equipment Services, Inc. 8.375% 2016	4,800	4,962
Danaher Corp. 2.30% 2016	2,000	2,109
ABB Finance (USA) Inc. 1.625% 2017	1,000	1,019
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,045
John Deere Capital Corp., Series D, 5.75% 2018	575	711
		1,463,755

TELECOMMUNICATION SERVICES — 1.99%
Nextel Communications, Inc., Series E, 6.875% 2013	21,102	21,287
Nextel Communications, Inc., Series F, 5.95% 2014	59,360	59,805
Nextel Communications, Inc., Series D, 7.375% 2015	177,295	179,511
Sprint Nextel Corp. 8.375% 2017	21,975	24,118
Sprint Nextel Corp. 9.125% 20176	42,196	47,154
Sprint Nextel Corp. 9.00% 20186	5,000	5,850
Sprint Nextel Corp. 11.50% 20216	20,975	25,249
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20156	79,320	75,354
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20156	72,825	69,184
Clearwire Communications and Clearwire Finance, Inc. 14.75% 20166	6,125	6,186
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20176	38,045	32,528
Wind Acquisition SA 11.75% 20176	102,805	85,842
Wind Acquisition SA 7.25% 20186	49,055	43,904
Verizon Communications Inc. 5.55% 2014	37,250	39,848
Verizon Communications Inc. 3.00% 2016	17,000	18,279
Verizon Communications Inc. 8.75% 2018	4,765	6,639
Verizon Communications Inc. 4.75% 2041	2,075	2,458
Verizon Communications Inc. 6.00% 2041	32,925	44,869
Frontier Communications Corp. 7.875% 2015	18,475	20,507
Frontier Communications Corp. 8.25% 2017	36,875	40,563
Frontier Communications Corp. 8.125% 2018	2,467	2,701
Frontier Communications Corp. 8.50% 2020	15,475	16,829
Frontier Communications Corp. 9.25% 2021	20,625	22,791
Frontier Communications Corp. 8.75% 2022	6,425	6,907
Vodafone Group PLC, Term Loan B, 6.875% 20158,9,12	69,082	72,536
Vodafone Group PLC, Term Loan B, 6.25% 20164,8,9,12	19,623	20,212
Cricket Communications, Inc. 10.00% 2015	26,010	27,311
Cricket Communications, Inc. 7.75% 2016	50,790	54,091
Cricket Communications, Inc. 7.75% 2020	7,775	7,464
Crown Castle International Corp. 9.00% 2015	33,850	37,108
Crown Castle International Corp. 7.75% 20176	9,950	10,833
Crown Castle International Corp. 7.125% 2019	19,000	20,948
LightSquared, Term Loan B, 12.00% 20145,8,9,12	96,867	66,734
Telecom Italia Capital SA, Series B, 5.25% 2013	4,000	4,090
Telecom Italia Capital SA 5.25% 2015	15,035	15,035
Telecom Italia Capital SA 6.999% 2018	24,140	24,562
Telecom Italia Capital SA 7.175% 2019	2,000	2,040
SBC Communications Inc. 5.10% 2014	3,500	3,831
AT&T Inc. 0.875% 2015	5,410	5,457
AT&T Inc. 2.40% 2016	9,000	9,491
SBC Communications Inc. 5.625% 2016	10,000	11,743
AT&T Inc. 1.70% 2017	2,500	2,572
AT&T Inc. 5.35% 2040	7,500	9,229
France Télécom 2.75% 2016	9,000	9,314
France Télécom 4.125% 2021	15,000	16,398
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,631
Deutsche Telekom International Finance BV 9.25% 2032	8,420	13,179
Deutsche Telekom International Finance BV 4.875% 20426	350	373
tw telecom holdings inc. 8.00% 2018	20,000	22,450
Telefónica Emisiones, SAU 3.729% 2015	3,050	2,870
Telefónica Emisiones, SAU 3.992% 2016	10,000	9,364
Telefónica Emisiones, SAU 5.134% 2020	7,950	7,102
Trilogy International Partners, LLC, 10.25% 20166	22,150	17,831
SBA Telecommunications, Inc. 8.00% 2016	10,824	11,571
SBA Communications Corp. 5.75% 20206	3,375	3,565
Level 3 Communications, Inc. 8.125% 2019	7,000	7,403
Level 3 Communications, Inc. 11.875% 2019	4,625	5,180
Syniverse Holdings, Inc. 9.125% 2019	7,800	8,560
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,181
		1,453,622

ENERGY — 1.68%
Transocean Inc. 5.05% 2016	22,500	24,941
Transocean Inc. 6.375% 2021	66,400	80,109
Transocean Inc. 7.35% 2041	1,340	1,802
TransCanada PipeLines Ltd. 7.625% 2039	10,750	16,931
TransCanada PipeLines Ltd., junior subordinated 6.35% 20677	61,150	63,915
Kinder Morgan Energy Partners, LP 5.125% 2014	10,325	11,212
Kinder Morgan Energy Partners, LP 3.50% 2016	33,950	36,287
Kinder Morgan Energy Partners, LP 6.00% 2017	2,950	3,432
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	2,176
Kinder Morgan Energy Partners, LP 3.95% 2022	4,500	4,763
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	13,079
Kinder Morgan Energy Partners, LP 6.95% 2038	750	947
Kinder Morgan Energy Partners, LP 6.375% 2041	2,500	3,091
Petrobras International Finance Co. 2.875% 2015	2,570	2,634
Petrobras International 5.75% 2020	6,535	7,422
Petrobras International 5.375% 2021	51,515	57,942
Petrobras International Finance Co. 6.75% 2041	580	733
Laredo Petroleum, Inc. 9.50% 2019	57,550	65,319
Anadarko Petroleum Corp. 5.95% 2016	10,500	12,164
Anadarko Petroleum Corp. 6.375% 2017	3,500	4,204
Anadarko Petroleum Corp. 8.70% 2019	31,625	42,321
Anadarko Petroleum Corp. 6.20% 2040	500	624
Total Capital SA 3.00% 2015	11,500	12,336
Total Capital SA 3.125% 2015	1,200	1,289
Total Capital International 1.55% 2017	20,000	20,365
Total Capital SA 4.45% 2020	1,000	1,163
Total Capital International 2.875% 2022	17,040	18,175
Ras Laffan Liquefied Natural Gas III 5.50% 20146	2,400	2,595
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,940
Ras Laffan Liquefied Natural Gas III 6.75% 20196	1,000	1,235
Ras Laffan Liquefied Natural Gas II 5.298% 20206,8	26,181	29,388
Ras Laffan Liquefied Natural Gas III 5.838% 20276,8	10,325	11,770
Peabody Energy Corp. 6.00% 20186	22,840	22,954
Peabody Energy Corp. 6.25% 20216	23,575	23,398
StatoilHydro ASA 3.875% 2014	10,000	10,553
StatoilHydro ASA 1.80% 2016	15,000	15,507
Statoil ASA 3.125% 2017	10,000	10,982
StatoilHydro ASA 5.25% 2019	2,000	2,418
Statoil ASA 3.15% 2022	4,000	4,330
StatoilHydro ASA 4.25% 2041	1,350	1,546
Shell International Finance BV 1.875% 2013	10,000	10,102
Shell International Finance BV 4.00% 2014	20,000	21,163
Shell International Finance BV 4.30% 2019	3,000	3,551
Shell International Finance BV 6.375% 2038	5,750	8,687
Arch Coal, Inc. 7.00% 2019	29,200	25,696
Arch Coal, Inc. 7.25% 2020	2,125	1,870
Arch Coal, Inc. 7.25% 2021	17,725	15,509
Alpha Natural Resources, Inc. 6.00% 2019	17,450	15,269
Alpha Natural Resources, Inc. 6.25% 2021	17,475	15,203
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,358
Enbridge Energy Partners, LP 9.875% 2019	10,500	14,439
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	8,082
Enterprise Products Operating LLC 5.65% 2013	10,000	10,294
Enterprise Products Operating LLC 5.20% 2020	11,250	13,251
Enterprise Products Operating LLC 4.05% 2022	4,250	4,662
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20186,8	26,495	27,688
BG Energy Capital PLC 2.50% 20156	7,000	7,294
BG Energy Capital PLC 2.875% 20166	11,505	12,198
BG Energy Capital PLC 4.00% 20216	6,550	7,239
Woodside Finance Ltd. 4.60% 20216	21,655	23,694
Enbridge Inc. 5.60% 2017	20,067	23,058
Reliance Holdings Ltd. 4.50% 2020	11,250	11,210
Reliance Holdings Ltd. 4.50% 20206	1,260	1,256
Reliance Holdings Ltd. 5.40% 20226	8,350	8,748
Reliance Holdings Ltd. 6.25% 20406	1,250	1,311
Devon Energy Corp. 1.875% 2017	6,990	7,123
Devon Energy Corp. 3.25% 2022	14,500	15,277
Williams Partners L.P. 4.125% 2020	6,500	7,087
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	1,960	2,265
Williams Partners L.P. 4.00% 2021	11,820	12,671
Southwestern Energy Co. 4.10% 20226	21,010	22,023
Petroplus Finance Ltd. 6.75% 20145,6	39,340	5,704
Petroplus Finance Ltd. 7.00% 20175,6	60,011	8,702
Petroplus Finance Ltd. 9.375% 20195,6	50,518	7,325
Spectra Energy Partners, LP 2.95% 2016	3,750	3,830
Spectra Energy Partners 4.60% 2021	15,730	16,926
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	15,745	17,271
Cenovus Energy Inc. 4.50% 2014	12,000	12,866
Cenovus Energy Inc. 6.75% 2039	2,500	3,389
CONSOL Energy Inc. 8.00% 2017	4,650	4,952
CONSOL Energy Inc. 8.25% 2020	10,225	10,941
Energy Transfer Partners, LP 7.50% 2020	12,250	14,057
Chevron Corp. 3.95% 2014	500	528
Chevron Corp. 4.95% 2019	10,000	12,210
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,719
Canadian Natural Resources Ltd. 3.45% 2021	3,700	3,967
Gazprom OJSC, Series 9, 6.51% 2022	2,000	2,331
Gazprom OJSC 6.51% 20226	500	583
Gazprom OJSC 7.288% 20376	4,650	5,859
Gazprom OJSC 7.288% 2037	2,500	3,150
NGPL PipeCo LLC 7.119% 20176	3,100	3,201
NGPL PipeCo LLC 9.625% 20196	7,200	7,848
Petróleos Mexicanos 5.50% 20446	9,800	10,951
PTT Exploration & Production Ltd 5.692% 20216	500	554
PTT Exploration & Production Ltd 6.35% 20426	8,825	9,887
Phillips 66 5.875% 20426	8,760	10,105
Williams Companies, Inc. 8.75% 2032	4,824	6,684
Western Gas Partners LP 4.00% 2022	5,500	5,597
Husky Energy Inc. 5.90% 2014	3,500	3,815
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	2,800	2,996
XTO Energy Inc. 5.50% 2018	1,750	2,180
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20216,8	1,804	1,967
Energy Transfer Partners, L.P. 6.50% 2042	955	1,094
Transportadora de Gas Internacional 5.70% 20226	850	892
Dolphin Energy Ltd. 5.50% 20216	325	365
		1,226,716

HEALTH CARE — 1.60%
Amgen Inc. 2.50% 2016	21,375	22,398
Amgen Inc. 2.125% 2017	8,500	8,762
Amgen Inc. 3.875% 2021	20,400	22,354
Amgen Inc. 3.625% 2022	5,885	6,293
Amgen Inc. 5.15% 2041	3,500	3,899
Amgen Inc. 5.375% 2043	46,060	52,861
VWR Funding, Inc., Series B, 10.25% 201512	79,476	82,059
PTS Acquisition Corp. 9.50% 201512	73,175	75,279
Express Scripts Inc. 2.75% 20146	1,000	1,031
Express Scripts Inc. 6.25% 2014	4,000	4,379
Medco Health Solutions, Inc. 2.75% 2015	6,305	6,537
Express Scripts Inc. 3.125% 2016	24,864	26,348
Express Scripts Inc. 7.25% 2019	8,985	11,434
Express Scripts Inc. 4.75% 20216	1,000	1,145
Express Scripts Inc. 3.90% 20226	8,500	9,166
Express Scripts Inc. 6.125% 20416	2,750	3,660
Quintiles, Term Loan B, 5.00% 20187,8,9	60,721	60,834
Tenet Healthcare Corp. 7.375% 2013	32,447	33,420
Tenet Healthcare Corp. 9.25% 2015	22,805	25,599
inVentiv Health Inc. 10.00% 20186	46,175	38,325
inVentiv Health Inc. 10.00% 20186	20,490	17,007
Boston Scientific Corp. 6.40% 2016	21,735	25,335
Boston Scientific Corp. 6.00% 2020	23,580	28,497
Kinetic Concepts, Inc. 10.50% 20186	30,160	32,045
Kinetic Concepts, Inc. 12.50% 20196	20,100	18,693
Novartis Capital Corp. 4.125% 2014	17,250	18,213
Novartis Capital Corp. 2.90% 2015	14,000	14,918
Novartis Securities Investment Ltd. 5.125% 2019	10,500	12,741
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	13,970
GlaxoSmithKline Capital PLC 1.50% 2017	16,160	16,508
GlaxoSmithKline Capital PLC 2.85% 2022	14,000	14,731
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	25,865	28,257
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	8,965	9,817
Gilead Sciences, Inc. 3.05% 2016	10,265	10,998
Gilead Sciences, Inc. 4.40% 2021	15,010	17,103
Gilead Sciences, Inc. 5.65% 2041	5,215	6,617
Roche Holdings Inc. 6.00% 20196	21,250	26,996
Roche Holdings Inc. 7.00% 20396	4,000	6,243
Symbion Inc. 8.00% 2016	32,230	32,391
Alkermes, Inc., Term Loan B, 6.75% 20177,8,9	19,410	19,629
Alkermes, Inc., Term Loan B, 9.50% 20187,8,9	9,535	9,761
Patheon Inc. 8.625% 20176	26,276	25,882
Grifols Inc. 8.25% 2018	21,643	23,807
Pfizer Inc 5.35% 2015	20,000	22,482
Merge Healthcare Inc 11.75% 2015	21,065	22,329
HCA Inc. 6.375% 2015	7,400	7,997
HCA Inc., Term Loan B2, 3.711% 20177,8,9	6,292	6,208
HCA Inc. 7.50% 2022	4,350	4,905
Centene Corp. 5.75% 2017	17,140	18,061
UnitedHealth Group Inc. 6.00% 2017	12,430	15,232
UnitedHealth Group Inc. 4.625% 2041	2,000	2,269
Multiplan Inc. 9.875% 20186	15,100	16,667
Surgical Care Affiliates, Inc. 8.875% 20156,7,12	6,591	6,723
Surgical Care Affiliates, Inc. 10.00% 20176	9,500	9,714
Cardinal Health, Inc. 4.00% 2015	3,000	3,244
Cardinal Health, Inc. 5.80% 2016	10,000	11,639
Cardinal Health, Inc. 1.90% 2017	740	753
Bausch & Lomb Inc. 9.875% 2015	14,175	14,866
McKesson Corp. 3.25% 2016	7,525	8,123
McKesson Corp. 4.75% 2021	3,475	4,090
Rotech Healthcare Inc. 10.50% 2018	19,385	10,856
WellPoint, Inc. 6.00% 2014	10,000	10,749
Sanofi 0.661% 20137	10,000	10,025
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	2,450	2,719
Endo Pharmaceuticals Holdings Inc. 7.00% 2020	6,350	7,056
Coventry Health Care, Inc. 6.30% 2014	8,370	9,111
Biogen Idec Inc. 6.00% 2013	6,000	6,180
DENTSPLY International Inc. 2.75% 2016	5,620	5,757
		1,163,697

INFORMATION TECHNOLOGY — 1.47%
First Data Corp. 9.875% 2015	4,958	5,032
First Data Corp. 9.875% 2015	1,451	1,480
First Data Corp. 10.55% 201512	13,581	13,989
First Data Corp. 11.25% 2016	230,150	220,369
First Data Corp., Term Loan D, 5.247% 20177,8,9	71,536	69,427
First Data Corp. 7.375% 20196	21,575	22,627
First Data Corp. 8.875% 20206	7,300	8,030
First Data Corp. 8.25% 20216	32,230	32,311
First Data Corp. 12.625% 2021	46,558	47,256
First Data Corp. 8.75% 20226,7,12	88,116	88,887
SRA International, Inc., Term Loan B, 6.50% 20187,8,9	67,305	64,823
SRA International, Inc. 11.00% 2019	58,195	59,068
Freescale Semiconductor, Inc., Term Loan, 4.495% 20167,8,9	13,647	12,870
Freescale Semiconductor, Inc. 10.125% 2016	4,500	4,736
Freescale Semiconductor, Inc. 9.25% 20186	18,000	19,350
Freescale Semiconductor, Inc. 10.125% 20186	24,756	27,108
Freescale Semiconductor, Inc., Term Loan B, 6.00% 20197,8,9	27,830	27,158
International Business Machines Corp. 1.95% 2016	14,750	15,402
International Business Machines Corp. 2.00% 2016	35,000	36,492
International Business Machines Corp. 5.60% 2039	96	133
International Business Machines Corp. 4.00% 2042	1,910	2,147
Blackboard Inc., Term Loan B, 7.50% 20187,8,9	54,775	53,804
SunGard Data Systems Inc. 7.375% 2018	28,000	29,890
SunGard Data Systems Inc. 7.625% 2020	18,165	19,596
Cisco Systems, Inc. 0.718% 20147	10,000	10,053
Cisco Systems, Inc. 2.90% 2014	10,000	10,570
Cisco Systems, Inc. 4.95% 2019	20,000	24,043
Jabil Circuit, Inc. 8.25% 2018	20,925	25,215
Jabil Circuit, Inc. 5.625% 2020	11,150	11,903
Jabil Circuit, Inc. 4.70% 2022	2,050	2,050
NXP BV and NXP Funding LLC 10.00% 20133	16,241	17,420
NXP BV and NXP Funding LLC 9.75% 20186	7,000	8,050
Advanced Micro Devices, Inc. 8.125% 2017	10,100	10,681
Advanced Micro Devices, Inc. 7.75% 2020	6,250	6,578
Ceridian Corp. 11.25% 2015	15,000	14,775
Serena Software, Inc. 10.375% 2016	13,430	13,900
Hughes Satellite Systems Corp. 6.50% 2019	9,550	10,314
Hughes Satellite Systems Corp. 7.625% 2021	1,175	1,304
Xerox Corp. 6.40% 2016	768	876
Xerox Corp. 2.95% 2017	7,940	8,037
Xerox Corp. 6.75% 2017	360	421
Lawson Software, Inc. 9.375% 20196	6,000	6,450
Samsung Electronics America, Inc., 1.75% 20176	3,500	3,536
		1,068,161

CONSUMER STAPLES — 1.18%
Altria Group, Inc. 9.70% 2018	18,000	25,713
Altria Group, Inc. 9.25% 2019	54,890	77,616
Altria Group, Inc. 4.75% 2021	3,000	3,527
Altria Group, Inc. 9.95% 2038	23,500	39,745
Anheuser-Busch InBev NV 0.815% 20147	15,150	15,234
Anheuser-Busch InBev NV 0.80% 2015	2,500	2,511
Anheuser-Busch InBev NV 3.625% 2015	21,000	22,555
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,827
Anheuser-Busch InBev NV 1.375% 2017	11,500	11,632
Anheuser-Busch InBev NV 7.75% 2019	25,000	33,656
Anheuser-Busch InBev NV 5.375% 2020	2,000	2,457
Anheuser-Busch InBev NV 2.50% 2022	3,000	3,069
Anheuser-Busch InBev NV 3.75% 2042	2,500	2,645
Albertson’s, Inc. 7.25% 2013	10,730	10,609
SUPERVALU Inc. 7.50% 2014	42,615	40,804
SUPERVALU Inc. 8.00% 2016	22,305	19,322
Albertson’s, Inc. 8.00% 2031	4,510	2,599
Kraft Foods Inc. 1.625% 20156	2,000	2,035
Kraft Foods Inc. 2.25% 20176	4,105	4,241
Kraft Foods Inc. 6.125% 2018	2,500	3,067
Kraft Foods Inc. 5.375% 20206	6,021	7,288
Kraft Foods Inc. 5.375% 2020	5,479	6,619
Kraft Foods Inc. 3.50% 20226	3,000	3,190
Kraft Foods Inc. 6.50% 20406	3,000	4,024
Kraft Foods Inc. 5.00% 20426	32,000	36,336
Rite Aid Corp. 9.75% 2016	10,000	11,075
Rite Aid Corp. 10.375% 2016	11,488	12,177
Rite Aid Corp. 10.25% 2019	19,590	22,186
Rite Aid Corp. 8.00% 2020	11,450	12,953
SABMiller Holdings Inc. 1.85% 20156	2,000	2,048
SABMiller Holdings Inc. 2.45% 20176	14,865	15,506
SABMiller Holdings Inc. 3.75% 20226	23,000	25,302
SABMiller Holdings Inc. 4.95% 20426	11,000	13,299
PepsiCo, Inc. 3.10% 2015	10,000	10,576
PepsiCo, Inc. 2.50% 2016	5,000	5,283
PepsiCo, Inc. 7.90% 2018	15,000	20,311
Pernod Ricard SA 2.95% 20176	23,000	23,761
Pernod Ricard SA 4.45% 20226	7,000	7,619
Pernod Ricard SA 5.50% 20426	3,000	3,418
Coca-Cola Co. 1.50% 2015	14,090	14,485
Coca-Cola Co. 1.80% 2016	12,000	12,491
Coca-Cola Co. 3.15% 2020	4,000	4,381
Constellation Brands, Inc. 8.375% 2014	3,675	4,201
Constellation Brands, Inc. 7.25% 2017	16,425	19,032
Constellation Brands, Inc. 6.00% 2022	2,825	3,132
Wesfarmers Ltd. 6.998% 20136	25,000	25,900
Stater Bros. Holdings Inc. 7.75% 2015	14,250	14,588
Stater Bros. Holdings Inc. 7.375% 2018	8,575	9,282
British American Tobacco International Finance PLC 2.125% 20176	10,500	10,695
British American Tobacco International Finance PLC 9.50% 20186	8,705	11,969
Wal-Mart Stores, Inc. 2.875% 2015	10,000	10,637
Wal-Mart Stores, Inc. 2.80% 2016	10,000	10,772
Procter & Gamble Co. 3.50% 2015	17,250	18,535
Unilever Capital Corp. 3.65% 2014	17,500	18,376
General Mills, Inc. 0.816% 20147	15,000	15,046
Diageo Capital PLC 5.50% 2016	11,161	13,154
Tyson Foods, Inc. 6.85% 20167	11,500	13,052
Kimberly-Clark Corp. 7.50% 2018	9,000	12,165
Kroger Co. 6.40% 2017	8,250	9,907
Delhaize Group 5.70% 2040	10,691	8,946
Smithfield Foods, Inc., Series B, 7.75% 2013	1,495	1,585
Smithfield Foods, Inc. 10.00% 2014	2,696	3,188
Smithfield Foods, Inc. 6.625% 2022	3,400	3,536
Philip Morris International Inc. 1.625% 2017	2,000	2,050
Philip Morris International Inc. 4.375% 2041	3,000	3,384
Del Monte Corp. 7.625% 2019	4,125	4,115
TreeHouse Foods, Inc. 7.75% 2018	3,100	3,356
Safeway Inc. 3.95% 2020	3,020	2,879
		861,674

MATERIALS — 0.93%
ArcelorMittal 5.375% 2013	4,750	4,884
ArcelorMittal 3.75% 20157	17,500	17,751
ArcelorMittal 4.50% 20177	11,430	11,329
ArcelorMittal 5.50% 20217	23,815	23,069
ArcelorMittal 6.25% 20227	35,410	35,583
ArcelorMittal 6.75% 20417	23,250	21,777
Reynolds Group Inc. 7.75% 2016	17,902	18,887
Reynolds Group Inc. 8.50% 2018	19,595	19,840
Reynolds Group Inc. 7.125% 2019	8,000	8,540
Reynolds Group Inc. 7.875% 2019	13,960	15,461
Reynolds Group Inc. 9.875% 2019	20,235	21,550
Reynolds Group Inc. 9.875% 20196	17,730	18,816
Georgia Gulf Corp. 9.00% 20176	53,480	60,566
International Paper Co. 7.40% 2014	12,500	13,824
International Paper Co. 7.95% 2018	15,545	19,978
International Paper Co. 7.30% 2039	5,615	7,424
Inmet Mining Corp. 8.75% 20206	33,140	32,809
Cliffs Natural Resources Inc. 4.875% 2021	28,275	28,360
Cliffs Natural Resources Inc. 6.25% 2040	2,480	2,520
Ball Corp. 7.125% 2016	12,700	13,859
Ball Corp. 5.75% 2021	8,615	9,390
Ball Corp. 5.00% 2022	940	995
Teck Resources Ltd. 3.15% 2017	2,500	2,596
Teck Resources Ltd. 10.75% 2019	8,500	10,298
Teck Resources Ltd. 4.75% 2022	7,745	8,420
Teck Resources Ltd. 6.25% 2041	1,750	1,947
Xstrata Canada Financial Corp. 2.85% 20146	5,000	5,137
Xstrata Canada Financial Corp. 3.60% 20176	5,000	5,220
Xstrata Canada Financial Corp. 4.95% 20216	11,500	12,293
Dow Chemical Co. 7.60% 2014	14,450	16,081
Dow Chemical Co. 5.25% 2041	4,000	4,691
Newpage Corp. 11.375% 20145	29,615	20,138
Consolidated Minerals Ltd. 8.875% 20166	24,255	18,919
BHP Billiton Finance (USA) Ltd. 5.50% 2014	11,730	12,714
BHP Billiton Finance (USA) Ltd. 1.00% 2015	3,000	3,025
BHP Billiton Finance (USA) Ltd. 1.625% 2017	3,000	3,064
Rio Tinto Finance (USA) Ltd. 8.95% 2014	2,500	2,845
Rio Tinto Finance (USA) Ltd. 2.25% 2016	9,000	9,415
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,000	4,187
Graphic Packaging International, Inc. 9.50% 2017	13,150	14,580
Graphic Packaging International, Inc. 7.875% 2018	1,500	1,673
Newcrest Finance Pty Ltd. 4.45% 20216	11,895	12,352
Newcrest Finance Pty Ltd. 5.75% 20416	2,000	2,115
Ardagh Packaging Finance 7.375% 20176	9,070	9,773
Ardagh Packaging Finance 11.125% 20186,7,12	4,273	3,835
Ardagh Packaging Finance 9.125% 20206	585	616
FMG Resources 6.375% 20166	3,000	3,030
FMG Resources 6.00% 20176	8,400	8,421
MacDermid 9.50% 20176	10,850	11,365
E.I. du Pont de Nemours and Co. 0.888% 20147	10,000	10,076
Ecolab Inc. 3.00% 2016	7,455	7,958
Ecolab Inc. 4.35% 2021	1,000	1,137
Ecolab Inc. 5.50% 2041	750	945
JMC Steel Group Inc. 8.25% 20186	9,250	9,319
OMNOVA Solutions Inc. 7.875% 2018	8,500	8,681
Smurfit Capital Funding PLC 7.50% 2025	7,125	7,232
Anglo American Capital PLC 2.15% 20136	5,000	5,043
Packaging Dynamics Corp. 8.75% 20166	2,865	3,044
Arbermarle Corp. 5.10% 2015	2,570	2,800
Taminco Global Chemical Corp. 9.75% 20206	2,440	2,574
Airgas, Inc. 7.125% 2018	1,250	1,328
Praxair, Inc. 4.375% 2014	1,000	1,063
CEMEX SA 9.25% 20206	979	871
CRH America, Inc. 8.125% 2018	500	605
		678,638

UTILITIES — 0.70%
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	7,548	9,495
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	29,193	38,363
Consumers Energy Co. 5.65% 2020	4,731	5,919
CMS Energy Corp. 6.25% 2020	20,345	23,139
Consumers Energy Co. 2.85% 2022	3,370	3,531
CMS Energy Corp. 5.05% 2022	8,817	9,453
TXU, Term Loan, 4.746% 20177,8,9	79,442	50,753
Texas Competitive Electric Holdings Co. LLC, 11.50% 20206	39,780	29,636
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	690	770
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	15,882
Nevada Power Co., General and Refunding Mortgage Notes, Series O, 6.50% 2018	460	571
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	4,043	5,248
NV Energy, Inc 6.25% 2020	17,500	20,371
AES Corp. 7.75% 2015	10,000	11,450
AES Corp. 8.00% 2017	4,000	4,670
AES Corp. 8.00% 2020	7,000	8,260
AES Corp. 7.375% 20216	10,125	11,631
MidAmerican Energy Co. 5.95% 2017	10,625	12,751
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	6,719
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	12,047
MidAmerican Energy Holdings Co. 5.95% 2037	3,375	4,449
Electricité de France SA 5.50% 20146	19,000	20,154
Electricité de France SA 6.95% 20396	8,000	10,377
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	13,850	14,492
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	8,250	8,318
E.ON International Finance BV 5.80% 20186	17,000	20,268
NRG Energy, Inc. 7.375% 2017	14,400	14,976
NRG Energy, Inc. 8.25% 2020	3,850	4,168
CenterPoint Energy Resources Corp. 4.50% 2021	16,130	17,859
Intergen Power 9.00% 20176	18,000	17,595
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	10,000	11,650
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20176	4,000	4,660
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	6,149
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,579
Midwest Generation, LLC, Series B, 8.56% 20164,8	9,761	8,980
Entergy Corp. 4.70% 2017	8,000	8,591
Eskom Holdings Ltd. 5.75% 20216	6,820	7,596
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,839
Public Service Co. of Colorado 5.80% 2018	122	150
Xcel Energy Inc. 4.70% 2020	5,000	5,889
Teco Finance, Inc. 5.15% 2020	5,172	5,985
AES Panamá, SA 6.35% 20166	4,500	4,943
Israel Electric Corp. Ltd. 8.10% 20966	4,905	4,798
National Grid PLC 6.30% 2016	4,000	4,638
CEZ, a s 4.25% 20226	2,820	2,969
Veolia Environnement 6.00% 2018	2,500	2,832
Enel Finance International SA 6.00% 20396	3,000	2,494
Colbun SA 6.00% 20206	2,000	2,188
Iberdrola Finance Ireland 5.00% 20196	1,060	1,005
		511,250

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.14%
Polish Government 5.25% 2014	1,500	1,588
Polish Government 6.375% 2019	15,985	19,601
Polish Government 5.00% 2022	3,000	3,450
Hungarian Government 6.25% 2020	12,935	13,291
Israeli Government 5.125% 2019	3,000	3,459
Israeli Government 4.00% 2022	8,500	9,060
Russian Federation 3.25% 20176	2,800	2,906
Russian Federation 3.25% 2017	2,000	2,076
Russian Federation 7.50% 20308	4,645	5,777
France Government Agency-Guaranteed, Société Finance 2.875% 20146	10,000	10,416
Province of Ontario, Series 1, 1.875% 2012	10,000	10,046
South Africa (Republic of) 5.50% 2020	3,500	4,182
South Africa (Republic of) 6.25% 2041	2,500	3,425
Croatian Government 6.25% 20176	485	504
Croatian Government 6.75% 2019	4,800	5,064
Latvia (Republic of) 5.25% 20176	5,240	5,515
Romanian Government 6.75% 20226	3,000	3,184
KfW 1.00% 2015	1,825	1,846
		105,390

ASSET-BACKED OBLIGATIONS8 — 0.10%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	10,261
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	8,265	8,933
Home Equity Asset Trust, Series 2004-7, Class M-1, 1.176% 20357	10,000	7,567
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	6,966	7,064
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.376% 20267	2,664	2,007
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.376% 20297	5,800	4,403
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.389% 20377	2,799	2,168
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.399% 20377	4,923	3,644
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	4,930	4,965
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 20356	3,486	3,489
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 20356,7	1,145	1,050
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	3,096
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	13,630	2,758
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20337	2,281	2,309
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.371% 20347	2,721	2,150
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.406% 20377	2,804	2,050
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20146	1,568	1,584
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.346% 20377	14,648	1,118
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.846% 20337	92	81
		70,697

MUNICIPALS — 0.05%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 6.20% 2019	24,675	29,518
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds (ACR Energy Partners, LLC Project),
Series 2011-B, 12.00% 20306	1,875	2,032
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	1,838	1,853
		33,403

Total bonds & notes (cost: $18,479,930,000)		19,509,460

Short-term securities — 6.19%

Freddie Mac 0.07%–0.205% due 8/1/2012–4/1/2013	1,086,450	1,086,036
U.S. Treasury Bills 0.106%–0.165% due 8/16/2012–4/4/2013	784,200	784,020
Fannie Mae 0.06%–0.19% due 8/1/2012–1/23/2013	530,800	530,638
Federal Home Loan Bank 0.105%–0.21% due 8/24/2012–6/14/2013	425,000	424,785
Coca-Cola Co. 0.15%–0.22% due 8/9–11/13/20126	168,000	167,941
Procter & Gamble Co. 0.11%–0.14% due 8/8–9/25/20126	158,900	158,888
Federal Farm Credit Banks 0.18%–0.22% due 9/12/2012–7/3/2013	155,500	155,334
Straight-A Funding LLC 0.17%–0.18% due 9/20–10/23/20126	145,905	145,847
Variable Funding Capital Company LLC 0.16%–0.18% due 8/1–9/24/20126	145,000	144,977
Wal-Mart Stores, Inc. 0.10%–0.15% due 8/6–8/27/20126	125,000	124,993
United Technologies Corp. 0.15%–0.18% due 8/27–9/26/20126	110,400	110,366
Private Export Funding Corp. 0.16%–0.17% due 8/31–9/11/20126	85,000	84,980
Abbott Laboratories 0.14%–0.15% due 8/28–8/29/20126	76,500	76,492
National Rural Utilities Cooperative Finance Corp. 0.12%–0.13% due 8/15–8/16/2012	76,100	76,096
Regents of the University of California 0.15% due 8/13–9/17/2012	67,200	67,191
NetJets Inc. 0.11%–0.12% due 8/9–8/24/20126	61,500	61,497
General Electric Co. 0.14% due 8/13/2012	60,000	59,997
Paccar Financial Corp. 0.13% due 8/21–8/22/2012	52,000	51,996
Chariot Funding, LLC 0.17% due 8/29/20126	50,000	49,993
eBay Inc. 0.17% due 9/19/20126	50,000	49,986
John Deere Credit Ltd. 0.13% due 8/17/20126	40,000	39,998
Texas Instruments Inc. 0.11% due 8/28/20126	37,500	37,497
Medtronic Inc. 0.15% due 10/25/20126	20,000	19,988

Total short-term securities (cost: $4,509,442,000)		4,509,536

Total investment securities (cost: $66,144,873,000)		73,019,034
Other assets less liabilities		(147,679)

Net assets		$72,871,355

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Security did not produce income during the last 12 months.

3Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$15,154	$17,420	.02%
General Maritime Corp.	11/6/2009–4/14/2010	6,077	203	.00
General Maritime Corp., warrants, expire 2017	11/6/2009–4/14/2010	2,171	69	.00
Atrium Corp.	4/30/2010	163	73	.00
Total restricted securities		$23,565	$17,765	.02%

4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $92,366,000, which represented .13% of the net assets of the fund.

5Scheduled interest and/or principal payment was not received.

6Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,980,324,000, which represented 6.83% of the net assets of the fund.

7Coupon rate may change periodically.
8Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,350,259,000, which represented 1.85% of the net assets of the fund.

10Index-linked bond whose principal amount moves with a government price index.
11Step bond; coupon rate will increase at a later date.
12Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-906-0912O-S32882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Trustees of
The Income Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America (the “Fund”) as of July 31, 2012, and for the year then ended and have issued our report thereon dated September 7, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 7, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 28, 2012

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: September 28, 2012